AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2007

                                            REGISTRATION STATEMENT NO. 333-35587
                                                                       811-08011
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 15

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 12 TO

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of Registrant)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including area code

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2007 pursuant to paragraph (b) of Rule 485.

[ ]  ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485.

                    If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

UNITED OF OMAHA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
ULTRA VARIABLE LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
--------------------------------------------------------------------------------
                           VARIBALE PRODUCT PROSPECTUS

--------------------------------------------------------------------------------

                                                         PROSPECTUS: May 1, 2007

    [GRAPHIC      United                                     ULTRA VARIBALE LIFE
    OMITTED]      Of Omaha                           Individual Flexible Premium
MUTUAL OF OMAHA                                          Variable Life Insurance
--------------------------------------------------------------------------------

     This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum specified amount of insurance coverage is $100,000.

     The Policy includes 31 variable investment options (where you have the investment risk) with investment portfolios from:

     -    THE ALGER AMERICAN FUND
     -    FEDERATED INSURANCE SERIES
     - FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS
     -    MFS(R) VARIABLE INSURANCE TRUST
     -    PIONEER VARIABLE CONTRACTS TRUST
     -    DWS INVESTMENTS VIT FUNDS
     -    DWS VARIABLE SERIES I
     - T. ROWE PRICE EQUITY SERIES, INC., FIXED INCOME SERIES, INC. AND INTERNATIONAL SERIES, INC.
     -    VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

     and  two  fixed  rate  options  (where  we  have  the  investment  risk).

     The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE INVESTMENT OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.


Please  Read  This  Prospectus  Carefully.  It  provides  information you should
-----------------------------------------
consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.

The Securities and Exchange Commission ("SEC") maintains an internet web site (http://www.sec.gov) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).


The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

               -    ARE SUBJECT  TO  RISK,  INCLUDING  POSSIBLE  LOSS  OF
                    ---
                    PRINCIPAL
               -    ARE NOT  BANK  DEPOSITS
                        ---
               -    ARE NOT  GOVERNMENT  INSURED
                        ---
               -    ARE NOT  ENDORSED  BY  ANY  BANK  OR  GOVERNMENT  AGENCY
                        ---
               -    MAY NOT  ACHIEVE  THEIR  GOALS
                        ---

--------------------------------------------------------------------------------
        UNITED OF OMAHA LIFE INSURE COMPANY, VARIABLE PRODUCT SERVICES
  MAILING ADDRESS:  P.O. BOX 750497, TOPEKA, KANSAS 66675-0497  1-800-238-9354
--------------------------------------------------------------------------------

________
CONTENTS

                                                              Pages
          ---------------------------------------------------------
          POLICY BENEFITS/RISKS SUMMARY                         3-6
              Policy Benefits
              Policy Risks
          ---------------------------------------------------------
          FEE TABLES                                           7-10
          ---------------------------------------------------------
          HOW THE POLICY OPERATES                             11-13
          ---------------------------------------------------------
          COMPARISON TO OTHER POLICIES AND INVESTMENTS         14
          ---------------------------------------------------------
          ABOUT US                                             15
          ---------------------------------------------------------
          INVESTMENT OPTIONS                                  16-26
              Variable Investment Options
              Fixed Rate Options
              Transfers
              Market-Timing Restrictions
              Dollar Cost Averaging
              Systematic Transfer Enrollment Program
              Asset Allocation Program
              Rebalancing Program
          ---------------------------------------------------------
          IMPORTANT POLICY PROVISIONS                         27-31
              Policy Application and Premium Payments
              Accumulation Value
              Lapse and Grace Period
              Continuation of Insurance
              Maturity Date
              Paid-Up Life Insurance
              Reinstatement
              Coverage Beyond Maturity
              Delay of Payments
          ---------------------------------------------------------
          EXPENSES                                            32-35
              Deductions from Premium
              Monthly Deduction
              Transfer Charge
              Surrender Charge
              Series Fund Charges; Investment Advisory Fees
          ---------------------------------------------------------
          POLICY DISTRIBUTIONS                                36-38
              Policy Loans
              Surrender
              Partial Withdrawals
              Death Benefit
              Payment of Proceeds
          ---------------------------------------------------------
          FEDERAL TAX MATTERS                                 39-42
              Life Insurance Qualification
              Tax Treatment of Loans and Other Distributions
              Other Policy Owner Tax Matters
          ---------------------------------------------------------
          MISCELLANEOUS                                       43-44
              Telephone Transactions
              Distribution of the Policies
              Legal Proceedings
              Financial Statements
              USA Patriot Act Notice
              Privacy Notice
          ---------------------------------------------------------
          DEFINITIONS                                          45
          ---------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION                  46
          ---------------------------------------------------------

_______________________________
POLICY  BENEFITS/RISKS  SUMMARY

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THIS PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

     The Policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

-    POLICY  BENEFITS

DEATH  BENEFITS

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death  Benefit  Option  1:
-------------------------
The  death  benefit  is  the  greater  of:

     (a)  the  specified  amount  of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death  Benefit  Option  2:
-------------------------
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

     (a)  the  specified  amount  of insurance coverage on the date of death; or
     (b)  the  corridor  amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

No-Lapse  Period:
----------------
If you meet the minimum monthly premium or the lifetime premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

Additional  Insured  Rider:
--------------------------
For an additional charge, this rider provides term insurance for the primary insured.

Accidental  Death  Benefit  Rider:
---------------------------------
For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

Accelerated  Death  Benefit  Rider:
----------------------------------
This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If the rider option is exercised, then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

CASH  BENEFITS

     The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest, and any applicable surrender charges) may be substantially less than the premiums paid.

     Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

Policy  Loan:
------------
After the first Policy Year (at any time in Indiana), you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."

Surrender:
---------
While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

Partial  Withdrawal:
-------------------
After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Transfers:
---------
The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

Dollar  Cost  Averaging:
-----------------------
Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP  Program:
-------------
The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months.

Asset  Allocation  Program:
--------------------------
The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

Rebalancing  Program:
--------------------
The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

TAX  BENEFITS

     We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

RIGHT  TO  EXAMINE  PERIOD

     Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

SUPPLEMENTAL  RIDER  BENEFITS

     Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: a disability rider, paid-up life insurance rider, and waiver of surrender charge rider.

ILLUSTRATIONS

     Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

-     POLICY  RISKS

INVESTMENT  RISK
     If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

RISK  OF  LAPSE

     Your Policy can lapse without value, even if all planned premiums have been paid in full and on schedule, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

TAX  RISKS
     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding the tax treatment of preferred loans. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 . If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER, PARTIAL WITHDRAWAL AND DECREASE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

     If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex (except Montana), risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

A  surrender  or  partial  withdrawal  may  have  tax  consequences.

LOAN  RISKS

     A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

     - Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

     - A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

     - If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without a sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

INVESTMENT  PORTFOLIO  RISKS

     A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolios' prospectuses for more information.

    THERE IS NO ASSURANCE THAT ANY INVESTMENT PORTFOLIO WILL ACHIEVE ITS STATED
                                INVESTMENT GOAL.

________________________________________
FEE TABLES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy, and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

-----------------------------------------------------------------------------------------------------------------------
                                                    TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------
                                 WHEN CHARGE                  AMOUNT DEDUCTED -                AMOUNT DEDUCTED -
        CHARGE                   IS DEDUCTED              MAXIMUM GUARANTEED CHARGE              CURRENT CHARGE
------------------------  --------------------------  ---------------------------------  ------------------------------
DEDUCTIONS
FROM PREMIUMS:
------------------------  --------------------------  ---------------------------------  ------------------------------
Tax Charge                  Upon receipt of each        3.75% of each premium payment           3.75% of each
                               premium payment                                                  premium payment
------------------------  --------------------------  ---------------------------------  ------------------------------
Premium Processing          Upon receipt of each        $2.00 per premium payment           $2.00 per premium payment
Charge                         premium payment
------------------------  --------------------------  ---------------------------------  ------------------------------
SURRENDER CHARGE:(1)
------------------------  --------------------------  ---------------------------------  ------------------------------
Minimum and Maximum        At the time of surrender,  $0-$53 per $1,000 of specified    $0-$53 per $1,000 of specified
Charge                     partial withdrawal, lapse,    amount of insurance coverage      amount of insurance coverage
                           or decrease in specified
                             amount of insurance
                                  coverage
------------------------  --------------------------  ---------------------------------  ------------------------------
31 year old male,         At the time of surrender,      $10 per $1,000 of specified      $10 per $1,000 of specified
standard, preferred non-  partial withdrawal, lapse,     amount of insurance coverage      amount of insurance coverage
smoker, $260,000 face in   or decrease in specified
the first Policy Year        amount of insurance
                                 coverage
------------------------  --------------------------  ---------------------------------  ------------------------------
TRANSFER CHARGE:
------------------------  --------------------------  ---------------------------------  ------------------------------
                                Upon the first                   No Charge                        No Charge
                               12 transfers in
                                a Policy Year
------------------------  --------------------------  ---------------------------------  ------------------------------
                           Upon each transfer over            $10 per transfer                  $10 per transfer
                             12 in a Policy Year
------------------------  --------------------------  ---------------------------------  ------------------------------
LOAN INTEREST SPREAD(2)    On Policy anniversary or    2.00% (annually) up to the 10th       2.00% (annually) up to
                           earlier, as applicable(3)   Policy Year, and zero thereafter       the 10th Policy Year
                                                                                               and zero thereafter
-----------------------------------------------------------------------------------------------------------------------

____________________________
1 The surrender charge varies by issue age, sex (except Montana), risk and rate class, length of time the Policy has been in force, and amount of insurance coverage. You may obtain more detailed information concerning the surrender charge by contacting our Variable Product Service Office at 1-800-238-9354. Surrender charges may be waived in certain circumstances. See "Surrender Charge Waivers."

2 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).

3 While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

---------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                WHEN CHARGE                 AMOUNT DEDUCTED -                AMOUNT DEDUCTED -
         CHARGE                 IS DEDUCTED             MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
-----------------------  --------------------------  --------------------------------  -----------------------------
COST OF INSURANCE:(4)
-----------------------  --------------------------  --------------------------------  -----------------------------
Minimum and Maximum           On each Monthly                  $0.06-$83.33                    $0.06-$83.33
Charge                         Deduction Date

                         (per $1,000 of net amount
                             at risk per month)
-----------------------  --------------------------  --------------------------------  -----------------------------
31 year old male,             On each Monthly                     $0.12                            $0.12
standard, preferred non        Deduction Date
smoker, $260,000 face
in the first Policy      (per $1,000 of net amount
Year                         at risk per month)
-----------------------  --------------------------  --------------------------------  -----------------------------
RISK CHARGE                   On each Monthly        Annual rate of:                   Annual rate of:
                               Deduction Date        -  0.70% of the Accumulation      -  0.70% of the Accumu-
                                                        Value during first 10 Policy      lation Value during first
                                                        Years                             10 Policy Years

                                                     -  0.55% of the Accumulation      -  0.55% of the Accumu-
                                                        Value for Policy Years after      lation Value up to, and
                                                        10 (5)                            0.15% of the Accumu-
                                                                                          lation Value in excess of,
                                                                                          $25,000 for Policy Years
                                                                                          after 10 (5)
-----------------------  --------------------------  --------------------------------  -----------------------------
ADMINISTRATIVE CHARGE         On each Monthly                     $7.00                            $7.00
                              Deduction Date
--------------------------------------------------------------------------------------------------------------------

____________________________
4 Cost of insurance charges vary based on the issue age, sex (except Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and you may obtain more detailed information concerning your cost of insurance charges by contacting our Variable Product Service Office at 1-800-238-9354. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the insured's age, sex, and risk and rate class, the current specified amount of insurance coverage, planned premiums, and riders requested.

5 For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.

------------------------------------------------------------------------------------------------------------
                         PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE            AMOUNT DEDUCTED -            AMOUNT DEDUCTED -
CHARGE                            IS DEDUCTED        MAXIMUM GUARANTEED CHARGE         CURRENT CHARGE
---------------------------  ---------------------  ---------------------------  ---------------------------
OPTIONAL RIDER CHARGES:(6)
---------------------------  ---------------------  ---------------------------  ---------------------------
ADDITIONAL INSURED RIDER
---------------------------  ---------------------  ---------------------------  ---------------------------
Minimum and Maximum             On each Monthly            $0.06-$83.33                 $0.03-$83.33
Charge                          Deduction Date
                             (per $1,000 of rider
                                benefit amount
                                  per month)
---------------------------  ---------------------  ---------------------------  ---------------------------
31 year old male,               On each Monthly                $0.09                        $0.06
standard, preferred non-        Deduction Date
smoker, $260,000 face in     (per $1,000 of rider
the first Policy Year           benefit amount
                                  per month)
---------------------------  ---------------------  ---------------------------  ---------------------------
ACCIDENTAL DEATH
BENEFIT RIDER
---------------------------  ---------------------  ---------------------------  ---------------------------
Minimum and Maximum             On each Monthly             $0.08-$0.18                  $0.08-$0.18
Charge                          Deduction Date
                             (per $1,000 of rider
                                coverage amount
                                  per month)
---------------------------  ---------------------  ---------------------------  ---------------------------
31 year old male,               On each Monthly                $0.08                        $0.08
standard, preferred non-        Deduction Date
smoker, $260,000 face in     (per $1,000 of rider
the first Policy Year           coverage amount
                                  per month)
---------------------------  ---------------------  ---------------------------  ---------------------------
DISABILITY RIDER
---------------------------  ---------------------  ---------------------------  ---------------------------
Minimum and Maximum             On each Monthly             $0.07-$0.46                  $0.07-$0.46
Charge                          Deduction Date
                              (per $1.00 of rider
                              monthly deduction)
---------------------------  ---------------------  ---------------------------  ---------------------------
31 year old male,               On each Monthly                $0.07                        $0.07
standard, preferred non-        Deduction Date
smoker,$260,000 face in the   (per $1.00 of rider
first Policy Year             monthly deduction)
---------------------------  ---------------------  ---------------------------  ---------------------------
PAID-UP LIFE                  Date rider benefit    3.0% of Accumulation Value   3.0% of Accumulation Value
INSURANCE RIDER                  is exercised
---------------------------  ---------------------  ---------------------------  ---------------------------
WAIVER OF SURRENDER                   N/A                    No Charge                    No Charge
CHARGE RIDER
---------------------------  ---------------------  ---------------------------  ---------------------------
ACCELERATED DEATH            Date benefit is paid        6.0% of the death              6.0% of death
BENEFIT RIDER                                               benefit(7)                    benefit(7)
------------------------------------------------------------------------------------------------------------

____________________________
6 Charges for most of the riders vary based on the insured's issue or actual age, sex, and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

7 The charge is 12% of the death benefit in New Jersey and 4% of the death benefit in Washington.

     The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2006. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.

ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:(8)

-----------------------------------------------------------------------------------
                                                                 MINIMUM   MAXIMUM
                                                                 --------  --------
-----------------------------------------------------------------------------------
ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES (expenses that       0.10%     1.63%
are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
-----------------------------------------------------------------------------------

____________________________
8 The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2006, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

_______________________
HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

--------------------------------------------------------------------------------
                                POLICY FLOW CHART
--------------------------------------------------------------------------------
                                     PREMIUM

- The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).
- Additional premium payments may be made pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.
- Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from lapsing, even during the No-Lapse Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

Premium  Charges  per  premium  payment:

- 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).
-    $2 from  each  premium  for  premium  processing  expenses.

The  remaining  amount  is  your  net  premium.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INVESTMENT OF PREMIUM

- You direct the allocation of all net premiums among the 31 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS

- We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:
     - 0.70% for mortality and expense risks during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; currently, 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.
     -    $7  administrative  charge.
     -    A  cost  of  insurance  charge  (based  on  the  Net  Amount at Risk).
     -    Rider  charges  (if  any).
- $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
- Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               ACCUMULATION VALUE

- Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).
- Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
- Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.
-    Dollar  cost  averaging,  asset  allocation  and  rebalancing  programs are available.
- Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ACCUMULATION VALUE BENEFITS

- After the first Policy Year (at any time in Indiana), you can take loans for amounts up to 100% of Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the Policy in force for at least one month) at a net annual interest rate charge  of  2%.
- Preferred loans are available beginning in the 10th Policy Year and later with a net interest rate charge of 0%. All loans become preferred loans beginning in the 10th Policy Year.
- You can surrender the Policy in full at any time for its Cash Surrender Value, or withdraw part of the Accumulation Value (after the first Policy
     Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.
- If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.
-    Fixed and  variable  payout  options  are  available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 DEATH BENEFIT

-    Received  income  tax  free  to  Beneficiary.
-    Available  as  lump  sum  or  under  a  variety  of  payout  options.
-    Two death  benefit  options  are  available:
     (1)  greater  of  (a)  current  specified  amount of insurance coverage; or
          (b) Accumulation Value on the date of death plus a corridor amount; or
     (2) Accumulation Value plus the greater of (a) the current specified amount of insurance coverage, or (b) a corridor amount.
- Flexibility to change death benefit option and specified amount of insurance coverage.
-    Rider benefits  are  available.

Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest.
--------------------------------------------------------------------------------

STATE  VARIATIONS

     This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

FOR  POLICIES  ISSUED  IN  THE  STATE  OF  FLORIDA

     This  notice  is  to  remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

TAX-FREE  EXCHANGES  (1035  EXCHANGES)

     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

                 For more detailed information about the Policy,
             please read the rest of this Prospectus and the Policy.

____________________________________________
COMPARISON TO OTHER POLICIES AND INVESTMENTS

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

Compared  to  other  life  insurance  policies.
----------------------------------------------

     In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.

Compared  to  mutual  funds.
---------------------------

     The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

-    The Policy  provides  a  death  benefit  based  on the life of the insured.
- The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).
- Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
- We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
- Dividends and capital gains distributed by the investment portfolios are automatically reinvested.
- Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.
- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.
- You can make transfers from one underlying investment portfolio to another without tax liability.
- Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.

- The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on distributions before age 59 1/2 ; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions. - Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

____________________________
ABOUT US

     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The
Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001, administers the Policy on our behalf pursuant to a coinsurance agreement dated as of February 10, 2004 and an administrative services agreement dated April 20, 2004.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

______________________
INVESTMENT OPTIONS

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options--each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.

     You can choose among 31 variable investment options and two-fixed rate options.

-    VARIABLE  INVESTMENT  OPTIONS

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

     The Variable Account, United of Omaha Separate Account B, provides you with 31 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.

---------------------------------------------------------------------------------------------------------------------------
           ASSET                             VARIABLE INVESTMENT OPTIONS
          CATEGORY                     UNDER UNITED OF OMAHA SEPARATE ACCOUNT B                          GOAL
            (*)                               (Series Fund - Portfolio)
----------------------------  ----------------------------------------------------------  ---------------------------------

                              VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                Seeks long-term capital
Emerging                      Van Kampen UIF Emerging Markets  Equity Portfolio (6)                appreciation
Markets Equity                ----------------------------------------------------------  ---------------------------------
                                                          Emerging market country securities
----------------------------  ----------------------------------------------------------  ---------------------------------
                              DWS VARIABLE SERIES I -                                         Seeks long-term capital
                              DWS Global Opportunities VIP (8)                                     appreciation
                              ----------------------------------------------------------  ---------------------------------
                                                      Small companies in the U.S. or foreign markets
                              ----------------------------------------------------------  ---------------------------------
                              DWS VARIABLE SERIES I  -                                        Seeks long-term capital
                              DWS International VIP (8)                                            appreciation
International                 ----------------------------------------------------------  ---------------------------------
Equity                                     Common stocks of companies which do business outside the United States
                              ----------------------------------------------------------  ---------------------------------
                              T. ROWE PRICE INTERNATIONAL SERIES, INC. -                      Seeks long-term growth of
                              T. Rowe Price International Stock Portfolio (9)                         capital
                              ----------------------------------------------------------  ---------------------------------
                                       Investments primarily in common stocks of established, non-U.S. companies
----------------------------  ----------------------------------------------------------  ---------------------------------
                              PIONEER VARIABLE CONTRACTS TRUST -                               Seeks long-term capital
Real Estate                   Pioneer Real Estate Shares VCT Portfolio Class I (7)                appreciation with
Equity                                                                                              current income
                              ----------------------------------------------------------  ---------------------------------
                                    Real estate investment trusts (REITs) and other real estate industry companies
----------------------------  ----------------------------------------------------------  ---------------------------------
                              ALGER AMERICAN FUND -                                            Seeks long-term capital
                              Alger American Small Capitalization Portfolio Class O (1)             appreciation
                              ----------------------------------------------------------  ---------------------------------
                                 Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the secureties, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as
                                          reported by the indexes as of the most recent quarter-end
Small-Cap Equity             ----------------------------------------------------------  ---------------------------------
                              DWS INVESTMENTS VIT FUNDS-                                      Seeks long-term capital
                              DWS Small Cap Index VIP (11)                                         appreciation
                              ----------------------------------------------------------  ---------------------------------
                                  Statistically selected sample of the securities found in the Russell 2000 (R) Index
                              ----------------------------------------------------------  ---------------------------------
                              PIONEER VARIABLE CONTRACTS TRUST                                Seeks long-term capital
                              Pioneer Small Cap Value VCT Portfolio Class II (7)                   appreciation
                              ----------------------------------------------------------  ---------------------------------
                                              Common stock of small companies with catalyst for growth potential
----------------------------  ----------------------------------------------------------  ---------------------------------
                              PIONEER VARIABLE CONTRACTS TRUST -                              Seeks long-term capital
                              Pioneer Mid Cap Value VCT Portfolio (7)                              appreciation
                              ----------------------------------------------------------  ---------------------------------
                                                             Currently undervalued companies
Mid-Cap Equity                ----------------------------------------------------------  ---------------------------------
                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS                   Seeks long-term growth of
                              Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (3)                  capital
                              ----------------------------------------------------------  ---------------------------------
                                                             Currently undervalued companies
----------------------------  ----------------------------------------------------------  ---------------------------------
                              ALGER AMERICAN FUND -                                           Seeks long-term capital
                              Alger American Growth Portfolio Class O (1)                          appreciation
                              ----------------------------------------------------------  ---------------------------------
                                   Under normal circumstances, the portfolio invest primarily in the equity securities of companies that have a market capitalization of $1 billion or greater
                              ----------------------------------------------------------  ---------------------------------
                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                       Seeks long-term capital
                              Fidelity(R) VIP Contrafund(R)  Portfolio Initial Class (3)           appreciation
Large-Cap                     ----------------------------------------------------------  ---------------------------------
Growth Equity                                                Currently undervalued companies
                              ----------------------------------------------------------  ---------------------------------
                                                                                            Seeks investment results that
                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                     correspond to the total return
                              Fidelity(R) VIP Index 500 Portfolio Initial Class (3)           of common stocks publicly
                                                                                            traded in the United States, as
                                                                                             represented by the S&P 500(R)
                              ----------------------------------------------------------  ---------------------------------
                                               Stocks that comprise the Standard and Poor's 500(SM) Index
----------------------------  ----------------------------------------------------------  ---------------------------------


                                       17

---------------------------------------------------------------------------------------------------------------------------
           ASSET                             VARIABLE INVESTMENT OPTIONS
          CATEGORY                     UNDER UNITED OF OMAHA SEPARATE ACCOUNT B                          GOAL
            (*)                               (Series Fund - Portfolio)
----------------------------  ----------------------------------------------------------  ---------------------------------
                              MFS(R) VARIABLE INSURANCE TRUST -
                              MFS(R) Core Equity Series (formerly known as Capital           Seeks capital appreciation
                              Opportunities Series Portfolio Initial Class)(5)
                              ----------------------------------------------------------  ---------------------------------
                                    Normally invests at least 80% of the fund's net assets in equity securities
                              ----------------------------------------------------------  ---------------------------------
                              MFS(R) VARIABLE INSURANCE TRUST -                            Seeks long-term capital growth
                              MFS(R) Emerging Growth Series Portfolio Initial Class (5)
                              ----------------------------------------------------------  ---------------------------------
                                           Normally invests the fund's assets primarily in equity securities
                              ----------------------------------------------------------  ---------------------------------
Large-Cap                     MFS(R) VARIABLE INSURANCE TRUST -                               Seeks long-term growth of
Growth Equity                 MFS(R) Research Series Portfolio Initial Class (5)              capital and future income
(Continued)                    ----------------------------------------------------------  ---------------------------------
                                           Normally invests the fund's assets primarily in equity securities
                              ----------------------------------------------------------  ---------------------------------
                              PIONEER VARIABLE CONTRACTS TRUST -                              Seeks long-term capital
                              Pioneer Growth Shares VCT Portfolio Class II (7)                    appreciation
                              ----------------------------------------------------------  ---------------------------------
                                Focus on secular trends, competitive strength and return on incremental invested capital
                              ----------------------------------------------------------  ---------------------------------
                              T. ROWE PRICE EQUITY SERIES, INC. -                            Seeks long-term growth of
                              T. Rowe Price New America Growth Portfolio (10)                          capital
                              ----------------------------------------------------------  ---------------------------------
                                   Investments primarily in the common stocks of companies operating in sectors T.
                                         Rowe Price believe will be the fastest growing in the United States
----------------------------  ----------------------------------------------------------  ---------------------------------
                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND -                  Seeks dividend income &
                              Fidelity(R) VIP Equity-Income Portfolio Initial Class (3)         capital appreciation
                              ----------------------------------------------------------  ---------------------------------
                                                             Income-producing equity securities
                              ----------------------------------------------------------  ---------------------------------
                              PIONEER VARIABLE CONTRACTS TRUST -                              Seeks current income &
                              Pioneer Equity Income VCT Portfolio Class II (7)                   long-term growth
                              ----------------------------------------------------------  ---------------------------------
                                            Focus on large, strong companies with histories of dividend growth
                              ----------------------------------------------------------  ---------------------------------
Large-Cap                     PIONEER VARIABLE CONTRACTS TRUST -                             Seeks capital growth with
Value Equity                  Pioneer Fund VCT Portfolio Class II (7)                             current income
                              ----------------------------------------------------------  ---------------------------------
                                            Emphasizes high-quality, value  and long-term earnings potential
                              ----------------------------------------------------------  ---------------------------------
                              DWS VARIABLE SERIES I  -                                         Seeks long-term capital
                              DWS Growth & Income VIP (8)                                     appreciation with current
                                                                                             income and growth of income
                              ----------------------------------------------------------  ---------------------------------
                                                     Common stocks of large, established U.S. companies
                              ----------------------------------------------------------  ---------------------------------
                              T. ROWE PRICE EQUITY SERIES, INC. -                              Seeks dividend income &
                              T. Rowe Price Equity Income Portfolio (10)                         capital appreciation
                              ----------------------------------------------------------  ---------------------------------
                                                  Dividend-paying common stocks of established companies
----------------------------  ----------------------------------------------------------  ---------------------------------
                                                                                           Seeks to maximize total return
                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                    by allocating its assets among
                              Fidelity(R) VIP Asset Manager: Growth(R)                       stocks, bonds, short-term
                              Portfolio Initial Class (3,4)                                    instruments, and other
                                                                                                    investments
                              ----------------------------------------------------------  ---------------------------------
Hybrid                           Domestic and foreign stocks, bonds, short-term investments and money market instruments
                              ----------------------------------------------------------  ---------------------------------
                                                                                           Seeks the highest total return
                              T. ROWE PRICE EQUITY SERIES, INC. -                           over time consistent with an
                              T. Rowe Price Personal Strategy Balanced Portfolio (10)         emphasis on both capital
                                                                                              appreciation and income
                              ----------------------------------------------------------  ---------------------------------
                                             Diversified portfolio of stocks, bonds and money market securities
----------------------------  ----------------------------------------------------------  ---------------------------------
                              MFS(R) VARIABLE INSURANCE TRUST -                              Seeks total return with an
International                 MFS(R) Strategic Income Series Portfolio Initial Class (5       emphasis on high current
Fixed Income                                                                                income & capital appreciation
                              ----------------------------------------------------------  ---------------------------------
                                           Normally invests the fund's assets primarily in debt instruments
----------------------------  ----------------------------------------------------------  ---------------------------------


                                       18

---------------------------------------------------------------------------------------------------------------------------
           ASSET                             VARIABLE INVESTMENT OPTIONS
          CATEGORY                     UNDER UNITED OF OMAHA SEPARATE ACCOUNT B                          GOAL
            (*)                               (Series Fund - Portfolio)
----------------------------  ----------------------------------------------------------  ---------------------------------
                                                                                            Seeks high current income by
                                                                                             investing primarily in a
                              MFS(R) VARIABLE INSURANCE TRUST -                               professionally managed
High Yield                    MFS(R) High Income Series Portfolio Initial Class (5)        diversified portfolio of fixed
Fixed Income                                                                                 income securities, some of
                                                                                              which may involve equity
                                                                                                      features
                              ----------------------------------------------------------  ---------------------------------
                                 Normally invests at least 80% of the fund's net assets in high income debt instruments
----------------------------  ----------------------------------------------------------  ---------------------------------
                                                                                             Seeks above average total
                              VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -             return over a market cycle of 3
                              Van Kampen UIF Core Plus Fixed Income Portfolio (6)           to 5 years from a diversified
                                                                                              portfolio of fixed income
Intermediate-                                                                                         securities
Term/Long-Term                ----------------------------------------------------------  ---------------------------------
Fixed Income                          Medium to high quality fixed income investments of intermediate maturity
                              ----------------------------------------------------------  ---------------------------------
                              FEDERATED INSURANCE SERIES -                                     Seeks current income
                              Federated Fund for U.S. Gov't Securities II Portfolio (2)
                              ----------------------------------------------------------  ---------------------------------
                                                                U.S. Government bonds
----------------------------  ----------------------------------------------------------  ---------------------------------
                                                                                               Seeks a high level of
                              T. ROWE PRICE FIXED INCOME SERIES, INC. -                        income consistent with
Short-Term                    T. Rowe Price Limited-Term Bond Portfolio (10)                 moderate price fluctuations
Fixed Income                  ----------------------------------------------------------  ---------------------------------
                                                Short and intermediate-term investment grade debt securities
----------------------------  ----------------------------------------------------------  ---------------------------------
                              FEDERATED INSURANCE SERIES -                                      Seeks current income
                              Federated Prime Money Fund II Portfolio (2)                 consistent with the stability of
Cash                                                                                                 principal
                              ----------------------------------------------------------  ---------------------------------
                                                        High-quality money market instruments
----------------------------  ----------------------------------------------------------  ---------------------------------

(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended goals, but do not assure that any investment portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE INVESTMENT PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

INVESTMENT  ADVISERS  OF  THE  SERIES  FUNDS:

     (1)  Fred  Alger  Management,  Inc.
     (2)  Federated  Investment  Management  Company.
     (3)  Fidelity  Management  &  Research  Company.
     (4) Fidelity Management & Research (U.K.) Inc., and Fidelity Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.
     (5)  MFS(TM)  Investment  Management.
     (6)  Morgan  Stanley  Investment  Management  Inc.
     (7)  Pioneer  Investment  Management,  Inc.
     (8)  Deutsche  Investment  Management  Americas  Inc.
     (9)  T.  Rowe  Price  International,  Inc.
     (10) T.  Rowe  Price  Associates,  Inc.
     (11) Deutsche  Asset  Management,  Inc.

We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goals and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Income, gains and losses, whether or not realized, of the Variable Account are credited or charged against the assets of the Variable Account without regard to our other income, gains or losses. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment
                                                                  --------------
portfolios  may fail to meet their goals, and they could go down in value.  Each
-------------------------------------------------------------------------
investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

ADDING,  DELETING,  OR  SUBSTITUTING  VARIABLE  INVESTMENT  OPTIONS

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if required.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

-    FIXED  RATE  OPTIONS  (MAY  NOT  BE  AVAILABLE  IN  ALL  STATES)

     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) before deduction of the risk charge. We may declare a
                       ------
higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk that we will not
                                     -------------------------------------------
credit  more  interest  than  will  yield  4.0%  per  year (or more than 0.0% in
--------------------------------------------------------------------------------
Maryland)  for  the  life  of  the Policy.  We have full control over how assets
-----------------------------------------
allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

The  actual  net  effective  minimum  interest rate, after deduction of the risk
             ---                                     -----
charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.70% per year for the first ten Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).

SYSTEMATIC  TRANSFER  ACCOUNT  (may  not  be  available  in  all  states)

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer account do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

FIXED  ACCOUNT  AND  SYSTEMATIC  TRANSFER  ACCOUNT

WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED RATE OPTIONS. WE DO NOT GUARANTEE THE LEVEL OF FUTURE INTEREST RATES OF FIXED RATE OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN THE GUARANTEED MINIMUM INTEREST RATE.

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. However, we have complete discretion to declare interest
                       ---------------------------------------------------------
in excess of the guaranteed minimum rate, or not to declare any excess interest.
--------------------------------------------------------------------------------
You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

     2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

     3. any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

     4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus

     5.   interest  at  the  guaranteed  minimum  interest  rate,  and  plus

     6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

-    TRANSFERS

     Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

TRANSFER  RULES:

- We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.

     - The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.
     - The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.
          -    A transfer  from  the  fixed  account:
          - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
          -    is free;
          -    may be  delayed  up  to  six  months  (30 days in West Virginia);
          -    does not  count  toward  the  12  free  transfer  limit;  and
          - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
     - If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
     - Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
     - We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

THIRD-PARTY  TRANSFERS:

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

-    MARKET-TIMING  RESTRICTIONS

     The Policy is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the investment portfolio. We discourage these kinds of strategies and transfer activities, which may disrupt portfolio management of the investment portfolios in which the Subaccounts invest (such as requiring the investment portfolio to maintain a high level of cash or causing the investment portfolio to liquidate investments prematurely to pay withdrawals), hurt investment portfolio performance, and drive investment portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the investment portfolios, the risk exists that the investment portfolios may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected investment portfolio, Owners with Accumulation Value allocated to the corresponding
Subaccount (as well as their Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     United of Omaha has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the investment portfolios or potentially disadvantageous to other Owners with Accumulation Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

     -    the  total  dollar  amount  being  transferred;
     -    the  number  of  transfers  you  made  within  the previous 12 months;
     -    transfers  to  and  from  (or  from  and  to)  the  same  Subaccount;
     - whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
     - whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If we determine that your transfer patterns among the Subaccounts are disruptive to the investment portfolios or potentially disadvantageous to Owners, we will send you a letter notifying you that we are prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, we will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF ROUND
                                          SUBACCOUNT                                                     TRIP TRANSFERS*
-------------------------------------------------------------------------------------------------------  ---------------
Federated Prime Money Fund II                                                                               unlimited
-------------------------------------------------------------------------------------------------------  ---------------
Alger American Growth, Alger American Small Capitalization, MFS(R) Core Equity, MFS(R) Emerging Growth,       4
MFS(R) High Income, MFS(R) Research, MFS(R)  Strategic Income, Pioneer Equity Income VCT, Pioneer Fund
VCT, Pioneer Growth Shares VCT, Pioneer Mid-Cap Value VCT, Pioneer Real Estate Shares VCT, Pioneer Small
Cap Value VCT, DWS Small Cap Index VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS
International VIP, Van Kampen UIF Emerging Markets Equity, and Van Kampen UIF Core Plus Fixed Income
-------------------------------------------------------------------------------------------------------  ---------------
Federated Fund for U.S. Government Securities II, Fidelity(R) VIP Asset Manager: Growth(R), Fidelity(R)       1**
VIP Contrafund(R), Fidelity(R) VIP Equity-Income, Fidelity(R) VIP Index 500, Fidelity(R) VIP Mid Cap
-------------------------------------------------------------------------------------------------------  ---------------
T.  Rowe  Price  Equity Income, T. Rowe Price International Stock, T. Rowe Price Limited-Term  Bond,          1***
T.  Rowe  Price  New America Growth, T. Rowe Price Personal Strategy  Balanced
------------------------------------------------------------------------------------------------------------------------
*    Number  of  round trip transfers in any 12-month period that will trigger a letter  requiring  that you submit transfer requests in writing via regular
     U.S.  mail  for  a  90-day  period  that  begins on the date of the letter.

** Number of round trip transfers in any three-month period that will trigger a letter requiring that you submit transfer requests in writing via regular
     U.S.  mail  for  a  90-day  period  that  begins on the date of the letter.

***  Number of round trip transfers that can be made in any 90-day period before we  will  prohibit  further  transfers to that subaccount. Transfers to the subaccount  will  be  prohibited  until  such  transfer may be made without violating  the  number  of  round  trip  transfers  set  forth  above.
------------------------------------------------------------------------------------------------------------------------

     In addition to our frequent transfer procedures, managers of the investment portfolios may contact us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and we will inform the Owner in writing at his or her address of record. To the extent permitted by applicable law, we reserve the right to reject a transfer request at any time that we are unable to purchase or redeem shares of any of the investment portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the investment portfolio's policies and procedures on market timing activities or other potentially abusive transfers. We also reserve the right to implement and administer redemption fees imposed by one or more of the investment portfolios in the future. You should read the prospectuses of the investment portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In our sole discretion, we may revise our market timing procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or investment portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply any such revised market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. We may change our parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Policies that it believes are connected (for example, two Policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     We do not include in these limitations transfers made pursuant to the dollar cost averaging, asset allocation or rebalancing programs. We may vary market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may not always apply these detection methods to Subaccounts investing in investment portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers. We do not accommodate frequent transfers among Subaccounts; provided, however, that a number of round trip transfers is permitted in any 12 month period as set forth in the table above.

     Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or investment portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our market timing procedures will detect every potential market timer, but we apply our market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the investment portfolios, we cannot guarantee that the investment portfolios will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     Because the United of Omaha cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. As a result of the limits of the Company's operational systems and technology, and variations in other insurance companies' policies and procedures to deter and detect harmful transfer activity, there is a risk that some Owners may engage in harmful transfer activity and other Owners will bear the costs associated with any such activity.

-     DOLLAR  COST  AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.

DOLLAR COST  AVERAGING  RULES:

-    The dollar  cost  averaging  program  is  free.
- We must receive notice of your election and any changed instruction--either Written Notice or an authorized telephone transaction.
- Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
- There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
- Amount of each transfer must be at least $100, and must be $50 per Subaccount.
- If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
- Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
- You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
- You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.
- Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

-    SYSTEMATIC  TRANSFER  ENROLLMENT  PROGRAM  ("STEP  PROGRAM")
     (NOT  AVAILABLE  IN  PUERTO  RICO)

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

You  cannot  transfer  amounts  from  the  STEP  account  to  the fixed account.

STEP  PROGRAM  RULES:

-    The STEP  program  is  free.
- Must have at least $5,000 in the systematic transfer account to begin the program.
- Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
-    Transfers  must  be  at  least  $50  per  Subaccount.
- No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.
- Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
-    Cannot  begin  before  the  end  of the Policy's "right to examine" period.
- You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
-    No transfers  may  be  made  into  the  systematic  transfer  account.
- No portion of any loan repayment will be allocated to the systematic transfer account.
- All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
- The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[ ]  ASSET  ALLOCATION  PROGRAM

     The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

The asset allocation program does not protect against a loss, and might not achieve your goal.

ASSET  ALLOCATION  PROGRAM  RULES:

-    The asset  allocation  program  is  free.
- You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
- Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
- You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
- Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
- The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.
- We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund
     II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.

The asset allocation program does not protect against a loss, and may not achieve your goal.

-------------------------------------------------------------------------------------------------------------------
                                              ASSET ALLOCATION MODELS
                                                CURRENT ALLOCATIONS
-------------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO                  CAPITAL
                                               PRINCIPAL       PROTECTOR      INCOME    ACCUMULATOR      EQUITY
                                               CONSERVER      (moderately    BUILDER    (moderately    MAXIMIZER
                                             (conservative)  conservative)  (moderate)  aggressive)   (aggressive)
                  PORTFOLIO                        %               %            %            %             %
-------------------------------------------  --------------  -------------  ----------  ------------  ------------
Fidelity(R)  VIP Index 500                         20             15            15           15            15
MFS(R)  Core Equity Series (formerly known          0              5            10           15            20
as Capital Opportunities Series)
Pioneer Mid-Cap Value VCT                           0              5            10           15            20
T. Rowe Price Equity Income                         0              5            10           15            20
T. Rowe Price International Stock                   0             10            15           15            20
T. Rowe Price Limited-Term Bond                    50             30             0            0             0
Van Kampen UIF Emerging Markets Equity              0              0             0            5             5
Van Kampen UIF Core Plus Fixed Income              30             30            40           20             0
-------------------------------------------------------------------------------------------------------------------

-    REBALANCING  PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

REBALANCING  PROGRAM  RULES:

     -    The  rebalancing  program  is  free.
     - You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.
     - You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
     -    You  may  have rebalancing occur quarterly, semi-annually or annually.
     - Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

     The rebalancing program does not protect against a loss and may not achieve your investment goals.

_____________________________
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

-    POLICY  APPLICATION  AND  PREMIUM  PAYMENTS

     Applications  for  the  Ultra  Variable Life Policy are no longer accepted.

PREMIUM  PAYMENTS

     Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

Additional  Premium  Payments:
-----------------------------
     - Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period).
     - If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     - Must be at least enough to maintain the specified amount of insurance coverage you purchased.
     - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not
                                        ----------------------------------------
          guarantee that your Policy will remain in force. Your Policy can lapse
          ----------------------------------------------------------------------
          even  if  you  pay  all planned premiums in full and on time. However,
          -------------------------------------------------------------
          there  may  be  a  "no-lapse"  period,  described  below.
     - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

-    ACCUMULATION  VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

     (a)  the  total  of  the  values  in  each  Subaccount;  plus
     (b)  the  accumulation  value  of  the  fixed  account;  plus
     (c)  the  accumulation  value  of  the  systematic  transfer  account; plus
     (d)  the  accumulation  value  of  any  Loan  Account;  less
     (e)  the  Monthly  Deduction  for  the  current  month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the totals of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The  value  for  each  Subaccount  equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by
     (b)  the  current  accumulation  unit  value.

     Each net premium, Monthly Deduction, transfer, loan and loan repayment, and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

     The SAI contains more details regarding the calculation of the accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

-    LAPSE  AND  GRACE  PERIOD

LAPSE

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

     No  Policy Loan exists:  The Policy will lapse if, on the date of a Monthly
     ----------------------
Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

     A  Policy  Loan  exists:  The  Policy  will  lapse on the date of a Monthly
     -----------------------
Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and any loan interest due, and a grace period expires without a sufficient premium payment.

          -------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
          -------------------------------------------------------------

NO-LAPSE  PERIOD

     The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the
                                                                         ---
following  rules:

     -    The  Policy  has  never  been  reinstated;
     - There is no additional insured term insurance rider covering the insured attached to the Policy;
     - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime required monthly premiums and No-Lapse
          Periods  are  shown  on  the  Policy's  data  pages.)
     - The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

GRACE  PERIOD

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

     - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
     - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
     - Payment received during a grace period is first applied to repay Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.
     - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.
     - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

-    CONTINUATION  OF  INSURANCE

If  no  additional  premiums  are  paid,  the  Policy  will continue as follows:

     (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;
     (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or
     (c)  until  the  maturity  date

     whichever  occurs  first.

     We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

-    MATURITY  DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

-    PAID-UP  LIFE  INSURANCE  (where  a  Policy  loan  exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     - The Policy loan balance must exceed the specified amount of insurance coverage.
     - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     - Any additional insured term riders attached to your Policy must be removed.
     - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.
     - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The  amount of paid-up life insurance provided by this provision equals the
          --------------------------------
Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

     The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

-    REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -    written  application  signed  by  you  and  the  insured;
     -    evidence  of  the  insured's  insurability  satisfactory  to  us;
     -    enough  payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

-    COVERAGE  BEYOND  MATURITY

     At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.

     -    The  cost  of  insurance  charge  will  be  zero.
     -    The  risk  charge  will  be  zero.
     -    The  administrative  charge  will  be  zero.
     -    The  corridor  percentage  will  be  fixed  at  101%.
     -    The  death  benefit  option  will  be  Option  1.
     - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.
     - The insured's date of death will be considered the Policy's maturity date. You cannot pay any more premiums.
     - All other rights and benefits as described in the Policy will be available during the insured's lifetime.
     - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.
     - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.

     The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

-    DELAY  OF  PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

     We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

___________________________________
EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. THESE CHARGES AND FEES WILL REDUCE THE VALUE OF YOUR POLICY AND THE RETURN ON YOUR INVESTMENT. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

-     DEDUCTIONS  FROM  PREMIUM

TAX  CHARGE  -  3.75%  OF  EACH  PREMIUM  PAYMENT

     Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

PREMIUM  PROCESSING  CHARGE  -  $2  PER  PAYMENT

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

-     MONTHLY  DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the RISK CHARGE; (3) the ADMINISTRATIVE CHARGE; and (4) the COST OF RIDERS.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

COST  OF  INSURANCE  CHARGE

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest): substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency and expenses. We expect a profit from this charge.

     The  cost  of  insurance  each  month  equals:

     -    The  Net  Amount  at  Risk  for  the  month;  multiplied  by
     - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by
     -    $1,000.

     The  Net  Amount  at  Risk  in  any  month  equals:

     -    The  death  benefit;  less
     - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

RISK  CHARGE

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

ADMINISTRATIVE  CHARGE  -  $7  PER  MONTH

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

COST  OF  RIDERS  CHARGE  (riders  may  not  be  available  in  all  states)

The  following  Policy  riders  are  available  for  the  cost  detailed  below.

Additional  Insured  Rider.  This rider provides term insurance, for the primary
--------------------------
insured at a cost equal to the amount of insurance coverage provided by the rider, multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

Accidental  Death  Benefit Rider. This rider provides additional coverage in the
--------------------------------
event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

Disability  Rider.  This  rider provides a benefit in the event of disability of
-----------------
the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

Paid-Up  Life  Insurance  Rider.  This  rider  guarantees  that your Policy will
-------------------------------
remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

Waiver  of  Surrender  Charge  Rider.  No  cost.
------------------------------------

Accelerated  Death  Benefit  Rider.  This  rider  provides  a full payout of the
----------------------------------
lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with satisfactory evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, but upon exercise of this rider you in affect forfeit 6% of the Policy's death benefit (12% in Washington and 4% in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

-    TRANSFER  CHARGE  -  $10  (FIRST  12  ARE  FREE)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

-    SURRENDER  CHARGE

     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 31 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $10.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy data pages.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

SURRENDER  CHARGE  WAIVERS  (NOT  AVAILABLE  IN  ALL  STATES)

     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different).

Hospital  and  Nursing  Home  Waiver:
------------------------------------
     Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

Disability  Waiver:
------------------
     Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

Terminal  Illness  Waiver  (Limited  Life  Expectancy  Waiver  in Pennsylvania):
-------------------------------------------------------------------------------
     Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).

Unemployment  Waiver:
--------------------
     Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

Transplant  Waiver:
------------------
     Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

Residence  Damage  Waiver:
-------------------------
     Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

Death  of  Spouse  or  Minor  Dependent  Waiver:
-----------------------------------------------
     Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

-    SERIES  FUND  CHARGES;  INVESTMENT  ADVISORY  FEES

     Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

______________________
POLICY  DISTRIBUTIONS

     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

-    POLICY  LOANS

---------------------------------------------------------------------------------------------------------------------------
                AMOUNT YOU CAN BORROW                                               LOAN INTEREST RATE
-------------------------------------------------------------  ------------------------------------------------------------
Standard Policy Loan.  After the first Policy Year (at any     Standard Policy Loan.  Net annual loan interest rate of 2%:
---------------------                                          --------------------
time in Indiana), you may borrow up to 100% of the Cash        we charge an interest rate in advance with a 6% effective
Surrender Value, less loan interest to the end of the Policy   annual yield, but we also credit an interest rate with an
Year, and less a Monthly Deduction that is sufficient to       effective annual yield of 4% to any amounts in the Loan
continue the Policy in force for at least one month.           Account.
-------------------------------------------------------------  ------------------------------------------------------------
Preferred Policy Loan. Available beginning in the 10th Policy  Preferred Policy Loan.  Net annual loan interest rate of 0%:
---------------------                                          ----------------------
Year.  Any loan outstanding at the beginning of the 10th       we charge an interest rate in advance with a 6% effective
Policy Year will become a preferred Policy loan from that      annual yield, but we also credit an interest rate with an
point forward.                                                 effective annual yield of 6% to any amounts in the Loan
                                                               Account.
---------------------------------------------------------------------------------------------------------------------------
                      We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.
                       You may wish to consult your tax adviser before taking a preferred Policy loan.
---------------------------------------------------------------------------------------------------------------------------

LOAN  RULES:

-    The Policy  must  be  assigned  to  us  as  sole  security  for  the  loan.
- We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.
- Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
- All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
- The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
- We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

-    SURRENDER

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

SURRENDER  RULES:

     -    The Policy must be returned to us to receive the Cash Surrender Value.
     -    A  surrender  charge  may  apply.
     - The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.
     -    Surrenders  may  have  tax  consequences.  See  "Federal Tax Matters".
     - We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.

-    PARTIAL  WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

     If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

     If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

PARTIAL  WITHDRAWAL  RULES:

- The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
- Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
- Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
- We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.
- Partial withdrawals may change the minimum and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.
-    Partial  withdrawals  may  have  tax  consequences.

-    DEATH  BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

DEATH  BENEFIT  OPTIONS

     You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

Death  Benefit  Option  1:
-------------------------
The  death  benefit  is  the  greater  of:

     (a)  the  specified  amount  of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

Death  Benefit  Option  2:
-------------------------
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

     (a)  the  specified  amount  of insurance coverage on the date of death; or
     (b)  the  corridor  amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

          Attained   Corridor    Attained   Corridor    Attained   Corridor
            Age     Percentage     Age     Percentage     Age     Percentage
            0-40       150%         54         57%         68         17%
             41        143%         55         50%         69         16%
             42        136%         56         46%         70         15%
             43        129%         57         42%         71         13%
             44        122%         58         38%         72         11%
             45        115%         59         34%         73          9%
             46        109%         60         30%         74          7%
             47        103%         61         28%       75-90         5%
             48         97%         62         26%         91          4%
             49         91%         63         24%         92          3%
             50         85%         64         22%         93          2%
             51         78%         65         20%         94          1%
             52         71%         66         19%       95-100        0%
             53         64%         67         18%        100+         1%

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

RULES  FOR  CHANGING  THE  DEATH  BENEFIT  OPTION:

     - A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.
     - After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.
     - A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

CHANGE  IN  SPECIFIED  AMOUNT  OF  INSURANCE  COVERAGE

     After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

RULES  FOR  CHANGING  SPECIFIED  AMOUNT  OF  INSURANCE  COVERAGE:

- An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.
-    No increases  after  attaining  age  90.
- A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.
- A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
- A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

-    PAYMENT  OF  PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. In Maryland only fixed payout options are available. If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

_______________________
FEDERAL  TAX  MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

-    LIFE  INSURANCE  QUALIFICATION

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     - the death benefit should be fully excludable from the Beneficiary's gross income; and
     - you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified  Endowment  Contracts.  The  Code  establishes  a  class  of  life
     ------------------------------
insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified --- endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

-    TAX  TREATMENT  OF  LOANS  AND  OTHER  DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

     "INVESTMENT  IN  THE  POLICY"  means:
     - the aggregate amount of any premium payments or other consideration paid for the Policy, minus
                                                  -----
     - the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                        -----
     - the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

     Distributions  other  than  Death  Benefits  from  Policies  Classified  as
     ---------------------------------------------------------------------------
Modified  Endowment  Contracts  are  subject  to  the  following  tax  rules:
------------------------------

     (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
     (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
     (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     Distributions  other  than  Death  Benefits from Policies Not Classified as
     ---------------------------------------------------------------------------
Modified  Endowment  Contracts  are  generally  treated  as first recovering the
------------------------------
investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

-    OTHER  POLICY  OWNER  TAX  MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest  Paid  on  Policy  loans  generally  is  not  tax  deductible.
     ---------------------------------

     Aggregation  of  modified  endowment  contracts.  Pre-death  distributions
     ------------------------------------------------
(including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Withholding.  To the extent that Policy distributions are taxable, they are
     -----------
generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

     Accelerated  Death  Benefit  Rider. We believe that payments received under
    -----------------------------------
the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     Paid-Up  Life  Insurance  Rider.  The  tax consequences associated with the
     -------------------------------
paid-up life insurance rider are unclear. You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

     The  Policy  may  continue  after  the  insured  attains  age  100. The tax
     ------------------------------------------------------------------
consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

     Federal  and  state  estate,  inheritance  and  other  tax  consequences of
     ------------------------------------------------------------------------
ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification  requirements.  Code Section 817(h) requires investments of
     -----------------------------
the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner  control.  In  certain circumstances, your control of the investments
     --------------
of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged  arrangements.  The  Policy  may  be  used  in  various
     ----------------------------
arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Split-Dollar  Arrangements.  The  IRS  and  the  Treasury  Department  have
     --------------------------
recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Tax  Shelter  Regulations.  Prospective owners should consult a tax adviser
     -------------------------
about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative  Minimum Tax. There may also be an indirect tax upon the income
     ------------------------
in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     Possible  tax  law  changes.  There  is  always  a possibility that the tax
     ---------------------------
treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

     No  Guarantees  Regarding  Tax  Treatment.  We  cannot  guaranty  the  tax
     -----------------------------------------
treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

__________________
MISCELLANEOUS

-    TELEPHONE  TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED:

-    Transfers.
- Partial withdrawals or loans of $10,000 or less by you (may be restricted in community property states).
-    Change  of  premium  allocations.

TELEPHONE  TRANSACTION  RULES:

- Only you may elect. Do so on the Policy application or by prior Written Notice to us.
- Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.
-    Will  be  recorded  for  your  protection.
- For security, you must provide your Social Security number and/or other identification information.
-    May  be  discontinued  at  any  time  as  to  some  or  all  Owners.
- For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

     We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

-    DISTRIBUTION  OF  THE  POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

     For the fiscal year ended December 31, 2006, United paid $332,366 in total compensation to MOIS; of this amount MOIS retained $207,729 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2005, these amounts were $416,251 and $269,732 respectively. In 2004, these amounts were $955,773 and $48,444 respectively.

-    LEGAL  PROCEEDINGS

     United of Omaha and its affiliates, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no legal proceedings pending or threatened to which United of Omaha, the Variable Account, or MOIS is a party that are reasonably likely to materially affect the Variable Account, our ability to meet our obligations under the Policy, or MOIS's ability to perform its obligations as distributor of the Policies.

-    FINANCIAL  STATEMENTS

     Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

[ ]  USA  PATRIOT  ACT  NOTICE

     The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

[ ]  PRIVACY  NOTICE

     We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the following page.

                      MUTUAL OF OMAHA and SECURITY BENEFIT
                       PRIVACY NOTICE-PERSONAL INFORMATION
                            For Plans Administered by
                                Security Benefit
--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies that own variable life insurance or annuities administered by certain subsidiaries of Security Benefit Corporation ("Security Benefit"). The Mutual of Omaha companies include:

     -    United  of  Omaha  Life  Insurance  Company
     -    Companion  Life  Insurance  Company

The  Notice  applies  to  our  current  as  well  as  former  customers.

                       WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

PERSONAL INFORMATION means information that we collected about you, such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:

     -    Applications  or  other  forms  we  receive  from  you.
     -    Your  transactions  with  us,  such  as  your  payment  history.
     -    Your  transactions  with  other  companies.

                              INFORMATION WE SHARE

In the normal course of business we may share your Personal Information among the Mutual of Omaha companies and Security Benefit. Depending on the products you have with us, the type of information we share could include:

     -    Your  name.
     -    Your  income.
     -    Your  Social  Security  number.
     -    Other  identifying  information  you  give  us.
     -    Your  transactions  with  us,  such  as  your  payment  history.

We do not share Personal Information outside of the Mutual of Omaha companies and Security Benefit except as required or permitted by law.

                        HOW WE PROTECT YOUR INFORMATION

We do not sell information about current or former customers. We disclose information to third parties only as needed to process transactions or service your account. The Mutual of Omaha companies and Security Benefit will not otherwise share your Personal Information with third parties except as required or permitted by law.

We restrict access to your Personal Information. It is given only to the employees of the Mutual of Omaha companies and others, like Security Benefit, who need to know the information to process transactions or service your account.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

______________________
DEFINITIONS

ACCUMULATION VALUE is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine" period.

BENEFICIARY is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

BUSINESS  DAY  is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

NET AMOUNT AT RISK means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

NO-LAPSE PERIOD is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

OWNER is you--the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

POLICY is the Ultra Variable Life Policy, a flexible premium variable life insurance policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

SERIES FUNDS are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US,  WE,  OUR,  UNITED  OF  OMAHA  is  United  of  Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at the Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497.

YOU, YOURS is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                       STATEMENT OF ADDITIONAL INFORMATION

     You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

     Here  is  the table of contents to our Statement of Additional Information:

          --------------------------------------------------------------
          CONTENTS                                               PAGE(S)
          --------------------------------------------------------------
          ADDITIONAL POLICY INFORMATION                            3
            The Policy                                             3
            Misstatement of Age or Sex                             3
            Suicide                                                3
            Incontestability                                       3
            Minor Owner or Beneficiary                             3
            Sales to Employees                                     3
          --------------------------------------------------------------
          ADDITIONAL INFORMATION ON DETERMINATION                  4
          OF ACCUMULATION VALUE
          --------------------------------------------------------------
          PAYMENT OF PROCEEDS                                      5
            Payout Options                                         5
            Rules for Payment of Proceeds                          6
            Transfers Between Fixed and Variable Payout Options    6
          --------------------------------------------------------------
          MISCELLANEOUS                                            7
            Voting Rights                                          7
            Distribution of Materials                              7
            State Regulation                                       7
            Reports to You                                         7
          --------------------------------------------------------------
          FINANCIAL STATEMENTS                                     8
            Index to Financial Statements                          8
          --------------------------------------------------------------

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values and Accumulation Values, and to request other information about the Policy, please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F. Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment  Company  Act  of  1940  Registration  Number  811-08011.

--------------------------------------------------------------------------------

     This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that is not in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

     This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

     ----------------------------------------------------------------------
     DO  YOU  HAVE  QUESTIONS?

     If  you  have  questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497. Telephone 1-800-238-9354.
     ----------------------------------------------------------------------

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                                  (REGISTRANT)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                            VARIABLE PRODUCT SERVICES
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                            TELEPHONE: (800) 238-9354


                       STATEMENT OF ADDITIONAL INFORMATION
           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha") and provides information about United of Omaha. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2007 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.



      The date of this Statement of Additional Information is May 1, 2007.

--------------------------------------------------------------------------------
CONTENTS


---------------------------------------------------------------------------------------------- -------------
CONTENTS                                                                                         PAGE(S)
---------------------------------------------------------------------------------------------- -------------
ADDITIONAL POLICY INFORMATION                                                                       3
         The Policy                                                                                 3
         Misstatement of Age or Sex                                                                 3
         Suicide                                                                                    3
         Incontestability                                                                           3
         Minor Owner or Beneficiary                                                                 3
         Sales to Employees                                                                         3
---------------------------------------------------------------------------------------------- -------------
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE                                       4
---------------------------------------------------------------------------------------------- -------------
PAYMENT OF PROCEEDS                                                                                 5
         Payout Options                                                                             5
         Rules for Payment of Proceeds                                                              6
         Transfers Between Fixed and Variable Payout Options                                        6
---------------------------------------------------------------------------------------------- -------------
MISCELLANEOUS                                                                                       7
         Voting Rights                                                                              7
         Distribution of Materials                                                                  7
         State Regulation                                                                           7
         Reports to You                                                                             7
---------------------------------------------------------------------------------------------- -------------
FINANCIAL STATEMENTS                                                                                8
         Index to Financial Statements                                                              8
---------------------------------------------------------------------------------------------- -------------



--------------------------------------------------------------------------------
ADDITIONAL POLICY INFORMATION

o    THE POLICY

     The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

o    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

o    SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

o    INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

o    MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

o    SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution or other costs that are waived.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON DETERMINATION
OF ACCUMULATION VALUE

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

(a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by

(b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

(a)  the accumulation value as of the date of the last Monthly Deduction; plus

(b)  any net premiums credited since the date of the last Monthly Deduction;
     plus

(c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus

(d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less

(e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less

(f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less

(g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus

(h)  interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

(a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus

(b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus

(c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus

(d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

(e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

(f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

(g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

(a)  the accumulation value as of the last Monthly Deduction date; less

(b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less

(c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less

(d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus

(e)  interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

(a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less

(b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less

(c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

--------------------------------------------------------------------------------
PAYMENT OF PROCEEDS

o    PAYOUT OPTIONS


     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.

1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:

     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.

6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

o    RULES FOR PAYMENT OF PROCEEDS:

o Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.

o    Any option chosen will be effective when we acknowledge it.

o We may require proof of your age or survival or the age or survival of the payee.

o We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.

o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.


o    TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

4 transfers are allowed each Policy Year that a payout is in effect.

     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

--------------------------------------------------------------------------------
MISCELLANEOUS

o    VOTING RIGHTS

     We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

o    DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

o    STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

o    REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS


     The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account B as of December 31, 2006 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory financial statements of United of Omaha Life Insurance Company as of December 31, 2006 and 2005, and for the three years in the period ended December 31, 2006 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP, is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.


-------------------------------

>    INDEX TO FINANCIAL STATEMENTS


United of Omaha Life Insurance Company
     Independent Auditors' Report..............................................................................F-2
     Statutory Statements of Admitted Assets, Liabilities and Surplus as of December 31, 2006 and 2005.........F-3
     Statutory Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004...................F-4
     Statutory Statements of Changes in Surplus for the Years Ended December 31, 2006, 2005 and 2004...........F-5
     Statutory Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004...................F-6
     Notes to Statutory Financial Statements...................................................................F-7
United of Omaha Separate Account B
     Report of Independent Registered Public Accounting Firm..................................................F-32
     Statements of Net Assets, December 31, 2006..............................................................F-33
     Statements of Operations and Changes in Net Assets for the Periods Ended December 31, 2006 and 2005......F-34
     Notes to Financial Statements............................................................................F-50



UNITED OF OMAHA LIFE
INSURANCE COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF
MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2006 AND 2005 AND FOR THE
YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004,
AND INDEPENDENT AUDITORS' REPORTS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2006 and 2005, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 18.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2006.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of United of Omaha Life Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 27, 2007

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2006 AND 2005
--------------------------------------------------------------------------------


ADMITTED ASSETS                                                              2006               2005
Cash and invested assets:
  Bonds                                                                $  9,095,476,170   $  9,313,101,230
  Common stocks - unaffiliated                                               16,906,718         13,286,220
  Common stocks - affiliated                                                 77,978,354         72,047,842
  Mortgage loans                                                          1,048,822,109        981,545,665
  Real estate properties occupied by the Company, net of accumulated
    depreciation of $80,574,972 in 2006 and $83,716,461 in 2005              67,648,840         71,152,214
  Investment real estate, net of accumulated depreciation
    of $529,122 in 2006 and $518,425 in 2005                                    232,646            243,343
  Contract loans                                                            158,002,428        155,058,688
  Cash and cash equivalents                                                  45,103,059         54,572,525
  Short-term investments                                                     74,831,004          1,102,003
  Other invested assets                                                     189,791,595        198,656,154
                                                                       ----------------   ----------------
      Total cash and invested assets                                     10,774,792,923     10,860,765,884

Investment income due and accrued                                            88,320,671         88,881,685
Premiums deferred and uncollected                                           242,175,301        219,090,585
Reinsurance recoverable                                                     137,425,126        145,198,636
Receivable from parent, subsidiaries and affiliates                          58,975,227             57,245
Federal income taxes receivable                                                      --         25,426,348
Net deferred tax assets                                                      61,095,905         74,537,602
Other assets                                                                 11,627,931          7,720,650
Separate accounts assets                                                  1,491,839,775      1,382,166,418
                                                                       ----------------   ----------------

      Total admitted assets                                            $ 12,866,252,859   $ 12,803,845,053
                                                                       ================   ================

LIABILITIES

Policy reserves:
  Aggregate reserve for policies and contracts                         $  7,866,540,610   $  8,097,645,723
  Deposit-type contracts                                                  1,565,414,333      1,575,059,830
  Policy and contract claims                                                117,769,490         91,832,276
  Other                                                                     174,294,682        155,567,712
                                                                       ----------------   ----------------
      Total policy reserves                                               9,724,019,115      9,920,105,541

Interest maintenance reserve                                                 38,940,737         42,419,982
Asset valuation reserve                                                      38,128,216         22,575,330
General expenses and taxes due or accrued                                    12,915,502          8,760,200
Federal income taxes due or accrued                                           8,944,263              4,177
Payable to parent, subsidiaries and affiliates                                7,154,073         20,920,537
Short-term borrowings                                                       228,473,281        132,269,218
Other liabilities                                                            95,935,840         66,427,731
Separate accounts liabilities                                             1,491,839,775      1,382,166,418
                                                                       ----------------   ----------------
      Total liabilities                                                  11,646,350,802     11,595,649,134
                                                                       ----------------   ----------------

SURPLUS

Capital stock, $10 par value, 900,000 shares authorized, issued and
  outstanding                                                                 9,000,000          9,000,000
Gross paid-in and contributed surplus                                       362,723,580        362,723,580
Unassigned surplus                                                          848,178,477        836,472,339
                                                                       ----------------   ----------------
      Total surplus                                                       1,219,902,057      1,208,195,919
                                                                       ----------------   ----------------

      Total liabilities and surplus                                    $ 12,866,252,859   $ 12,803,845,053
                                                                       ================   ================


The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
--------------------------------------------------------------------------------


                                                                             2006               2005               2004
Income:
  Net premiums and annuity considerations                              $  1,262,550,235   $  1,213,707,017   $  1,294,387,151
  Net investment income                                                     649,018,884        692,625,514        668,160,442
  Other income                                                               75,881,893         61,165,227         63,995,665
                                                                       ----------------   ----------------   ----------------

      Total income                                                        1,987,451,012      1,967,497,758      2,026,543,258
                                                                       ----------------   ----------------   ----------------

Benefits and expenses:
  Policyholder benefits                                                   1,758,690,628      1,524,905,581      1,268,680,237
  Increase (decrease) in reserves                                          (228,895,099)       (66,493,310)       282,468,327
  Commissions                                                               120,126,840        123,978,333        127,259,321
  Operating expenses                                                        298,903,682        301,424,093        285,084,337
  Net transfers to separate accounts                                                 --                 --                 81
                                                                       ----------------   ----------------   ----------------

      Total benefits and expenses                                         1,948,826,051      1,883,814,697      1,963,492,303
                                                                       ----------------   ----------------   ----------------

      Net gain from operations before federal
         income taxes and net realized capital losses                        38,624,961         83,683,061         63,050,955

Federal income taxes                                                         12,199,848         17,051,230         14,181,552
                                                                       ----------------   ----------------   ----------------

      Net gain from operations before net realized capital losses            26,425,113         66,631,831         48,869,403

Net realized capital losses, net of taxes (benefits) of
  ($1,137,809), ($40,535,011) and $13,309,051 and transfers to the interest maintenance reserve of $3,816,507, $3,957,299 and
  $25,158,146, respectively                                                 (15,160,530)       (30,182,153)      (132,927,735)
                                                                       ----------------   ----------------   ----------------

      Net income (loss)                                                $     11,264,583   $     36,449,678   $    (84,058,332)
                                                                       ================   ================   ================


The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
--------------------------------------------------------------------------------


                                                                             2006               2005               2004
Capital stock                                                          $      9,000,000   $      9,000,000   $      9,000,000
                                                                       ----------------   ----------------   ----------------

Gross paid-in and contributed surplus:
  Balance at beginning of year                                              362,723,580        362,723,580        162,723,580
  Capital contribution                                                               --                 --        200,000,000
                                                                       ----------------   ----------------   ----------------
  Balance at end of year                                                    362,723,580        362,723,580        362,723,580
                                                                       ----------------   ----------------   ----------------

Unassigned surplus:
  Balance at beginning of year                                              836,472,339        851,516,553        875,242,600
  Net income (loss)                                                          11,264,583         36,449,678        (84,058,332)
  Dividends to parent                                                       (22,497,371)       (35,000,000)                --
  Change in:
    Net unrealized capital gains (losses), net of
      taxes of $2,989,609, $2,558,715 and $6,225,961,
      respectively                                                           11,481,643            894,127          1,227,096
    Net deferred income taxes                                                (9,103,879)       (23,965,145)        51,210,475
    Non-admitted assets                                                      41,481,580           (114,387)       (13,336,404)
    Asset valuation reserve                                                 (15,552,886)        12,278,103         27,757,901
    Deferred gain on coinsurance, net of taxes
      of $2,890,210, $3,034,952 and $3,514,422,
      respectively                                                           (5,367,532)        (5,636,339)        (6,526,783)
  Other, net                                                                         --             49,749                 --
                                                                       ----------------   ----------------   ----------------

  Balance at end of year                                                    848,178,477        836,472,339        851,516,553
                                                                       ----------------   ----------------   ----------------

Total surplus                                                          $  1,219,902,057   $  1,208,195,919   $  1,223,240,133
                                                                       ================   ================   ================


The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
--------------------------------------------------------------------------------


                                                                             2006               2005               2004
Cash from (used for) operations:
  Net premiums and annuity considerations                              $  1,241,059,451   $  1,202,196,262   $  1,225,889,061
  Net investment income                                                     634,335,603        672,735,134        654,905,625
  Other income                                                               74,879,316         63,566,961         61,222,051
  Policyholder benefits                                                  (1,737,204,776)    (1,517,705,065)    (1,274,208,829)
  Net transfers to separate accounts                                            (72,035)          (123,848)           (64,135)
  Commissions and operating expenses                                       (409,843,669)      (426,611,153)      (414,491,388)
  Federal income taxes received from (paid to) parent                        23,304,395        (20,658,712)       (47,159,596)
                                                                       ----------------   ----------------   ----------------
      Net cash from (used for) operations                                  (173,541,715)       (26,600,421)       206,092,789
                                                                       ----------------   ----------------   ----------------

Cash from (used for) investments:
  Proceeds from investments sold, matured or repaid:
    Bonds                                                                 1,405,926,873      2,179,829,295      2,473,581,446
    Common stocks                                                            38,236,355          8,436,133         55,192,245
    Mortgage loans                                                          159,666,427        196,955,185        292,247,592
    Real estate                                                               7,937,420          2,005,491          4,516,246
    Other invested assets                                                    86,055,225         71,394,147         30,384,473
    Net gains (losses) on cash and short-term investments                          (736)            24,955             14,085
    Miscellaneous proceeds                                                   22,936,766          3,378,584          1,089,423
  Cost of investments acquired:
    Bonds                                                                (1,187,508,396)    (1,930,489,316)    (2,781,411,465)
    Common stocks                                                           (40,130,520)       (20,651,741)        (1,437,261)
    Mortgage loans                                                         (227,089,072)      (332,561,708)      (203,424,945)
    Real estate                                                              (5,858,975)        (8,682,388)        (4,648,690)
    Other invested assets                                                   (78,261,833)       (79,102,378)       (77,164,365)
    Miscellaneous applications                                                       --        (11,348,000)       (15,573,514)
    Net increase in contract loans                                           (2,943,740)          (705,760)        (2,804,856)
                                                                       ----------------   ----------------   ----------------
      Net cash from (used for) investments                                  178,965,794         78,482,499       (229,439,586)
                                                                       ----------------   ----------------   ----------------

Cash from (used for) financing and miscellaneous sources:
  Capital contribution                                                               --                 --        200,000,000
  Borrowed funds received (paid)                                             96,120,800         79,000,000       (107,000,000)
  Net decrease in deposit-type contracts                                     (9,645,497)      (111,641,182)      (110,250,532)
  Dividends to parent                                                                --        (35,000,000)                --
  Other cash provided (paid)                                                (27,639,847)         7,601,347         19,020,885
                                                                       ----------------   ----------------   ----------------
      Net cash from (used for) financing and miscellaneous sources           58,835,456        (60,039,835)         1,770,353
                                                                       ----------------   ----------------   ----------------

Net change in cash and cash equivalents and short-term investments           64,259,535         (8,157,757)       (21,576,444)

Cash and cash equivalents and short-term investments:
  Beginning of year                                                          55,674,528         63,832,285         85,408,729
                                                                       ----------------   ----------------   ----------------

  End of year                                                          $    119,934,063   $     55,674,528   $     63,832,285
                                                                       ================   ================   ================

Non-cash transactions:
  Real estate acquired in satisfaction of debt                         $             --   $             --   $      1,586,578
                                                                       ================   ================   ================
  Capital contributions received                                       $                  $             --   $     77,681,361
                                                                       ================   ================   ================
  Property dividend to parent                                          $     22,497,371   $             --   $             --
                                                                       ================   ================   ================


The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the state of Nebraska. At December 31, 2006, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World") and Omaha Life Insurance Company. In 2005, the Company owned 100% of the outstanding common stock of Companion, United World and Mutual of Omaha Structured Settlement Company of New York, Inc.

      The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in all 50 of the United States, its territories and the District of Columbia. Principal products and services provided include individual and group health insurance, life insurance, annuities and retirement plans.

      BASIS OF PRESENTATION - The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. The state of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. The Commissioner of the State of Nebraska Department of Insurance has the right to permit other specific practices that may deviate from NAIC SAP.

      The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

      (a) Bonds are generally carried at amortized cost, while under GAAP they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities.

      (b) For securities, an interest rate related impairment is deemed other-than-temporary only when the Company has the positive intent to sell the investment at the reporting date, before recovery of the cost of the investment. In determining whether an impairment is temporary, GAAP requires an intent and ability to hold to recovery.

      (c) Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

      (d) NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the statutory statements of operations.

      (e) Statutory policy reserves are based on morbidity and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of morbidity, interest and withdrawals.

      (f) The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established only in the statutory financial statements.

      (g) Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP non-admitted assets are reinstated to the balance sheet, net of any valuation allowance.

      (h) Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

      (i) Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

      (j) Comprehensive income and its components are not presented in the statutory financial statements.

      (k) Subsidiaries are included as common stock carried under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company's surplus for NAIC SAP. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected in the statement of operations.

      USE OF ESTIMATES - The preparation of financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuation, aggregate reserves for policies and contracts, policy and contract claims and deferred taxes. Actual results could differ from those estimates.

      The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

      Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are estimated using mortality tables and interest-rate assumptions. Actual mortality and interest rates are likely to differ from expected rates.

      Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

      INVESTMENTS - Investments are reported according to valuation procedures prescribed by the NAIC. Bonds not backed by loans are stated at amortized cost using the scientific method; except for bonds that are in or near default which are stated at lower of amortized cost or fair value.

      Loan-backed securities and structured securities are included in bonds in the statutory statements of admitted assets, liabilities and surplus and are stated at amortized cost; except for loan-backed securities and structured securities that are in or near default, which are stated at lower of amortized cost or fair value. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on original term sheets, offer memoranda, historical performance or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the retrospective method.

      Common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the statutory equity method. Changes in the carrying value are recorded as a change in net unrealized capital gains (losses), a component of surplus. Dividends are reported in net investment income.

      Mortgage loans and contract loans are carried at the unpaid principal balance.

      Home office and investment real estate are valued at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is valued at the lower of depreciated cost or estimated fair value, less estimated selling expenses.

      Cash equivalents are highly liquid debt securities purchased with an original maturity of less than three months. Cash equivalents are carried at cost, which approximates fair value.

      Short-term investments include investments whose original maturities are one year or less and are stated at cost, which approximates fair value.

      Other invested assets at December 31, 2006 include investments in limited partnerships and receivables for securities. Limited partnerships are carried at their underlying GAAP equity with changes recorded in unrealized gains (losses) through surplus. At December 31, 2005, other invested assets also include derivatives, long-term receivables and interests in airline collateral received in restructuring, which are carried at estimated fair value. Subsequent to December 31, 2006, Mutual of Omaha's investment in Fulcrum Growth Partners, L.L.C. of approximately $105,000,000 and the related unfunded investment commitment of approximately $62,000,000 was transferred to the Company in the form of a capital contribution.

      In 2006, derivatives of $3,889,052 are included in other liabilities. In 2005, derivatives of $100,223 and $871,438 are included in other invested assets and other liabilities, respectively. At December 31, 2006 and 2005, derivatives included foreign currency swaps, interest rate caps and equity-linked options. When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus. Interest on currency swaps and amortization on interest rate caps are included in net investment income.

      Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when mortgage-backed or asset-backed securities are in default or when the receipt of interest payments is in doubt. Realized gains and losses on the sale of investments are determined on the specific identification basis.

      Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

      PROPERTY - Property is carried at cost less accumulated depreciation and amortization. The Company provides for depreciation of property using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $4,256,633, $4,172,361 and $4,050,484 for the years ended December 31, 2006, 2005 and 2004, respectively.

      ELECTRONIC DATA PROCESSING ("EDP") EQUIPMENT AND SOFTWARE - EDP equipment and operating and nonoperating software are carried at cost less accumulated depreciation or amortization and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

      SEPARATE ACCOUNTS -The assets of the separate accounts in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

      POLICY RESERVES AND DEPOSIT-TYPE CONTRACTS - Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies were computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality tables and the 1960 Commissioners' Standard Group Mortality table) prescribed by regulatory authorities. Annuity reserves were calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standard Annuity Table with interest rates ranging from 2.5% to 3.5%; the 1971 Individual Annuity Mortality Table with interest rates ranging from 4.00% to 7.50%; the 1983a Individual Annuity Mortality Table with interest rates ranging from 4.75% to 9.25%; the Annuity 2000 Mortality Table with interest rates ranging from 4.50% to 7.00%; the 1994 Variable Annuity Mortality Table with interest rates ranging from 4.50% to 7.50%; the 1971 Group Annuity Mortality Table with interest rates ranging from 6.00% to 11.25%; the 1983 Group Annuity Mortality Table with interest rates ranging from 4.75% to 11.00%; or the 1994 Group Annuity Reserving Table with interest rates ranging from 4.00% to 7.00% in 2006 and 2.91% to 7.00% in 2005.

      Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

      Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

      REINSURANCE - In the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Balances are included in the statutory statements of admitted assets, liabilities and surplus and the statutory statements of operations, net of reinsurance.

      Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

      During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. In 2003, these reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and will be amortized into operations as earnings emerge from the business reinsured. During 2006, 2005 and 2004, the Company amortized $5,367,532 (net of taxes of $2,890,210), $5,636,339 (net of taxes of $3,034,952) and $6,526,783
      (net of taxes of $3,514,422), respectively.

      ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE - The Company establishes certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common stocks, mortgage loans, real estate and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest-rate changes, are credited or charged to the AVR.

      The IMR is used to defer realized capital gains and losses, net of tax, on sales of bonds and certain other investments that result from interest-rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investments. Amortization included in net investment income was $7,295,752, $7,666,870 and $6,036,972 for 2006, 2005
      and 2004, respectively.

      PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED COMMISSIONS - Premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as revenue when received. Considerations received on deposit-type funds, which did not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

      FAIR VALUES OF FINANCIAL INSTRUMENTS - The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

            BONDS - The fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

            COMMON STOCKS - UNAFFILIATED - With the exception of the Company's Federal Home Loan Bank of Topeka stock, the fair values for unaffiliated common stocks are based on NAIC market value. The Company's Federal Home Loan Bank of Topeka stock is carried at cost.

            MORTGAGE LOANS - The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

            CONTRACT LOANS -Contract loans are stated at the aggregate unpaid balance. Management has determined that it is not practicable to estimate the fair value of contract loans because contract loans are often repaid by reducing policy benefits and due to their variable maturity dates.

            CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS - The carrying amounts for these instruments approximate their fair values.

            DEPOSIT-TYPE CONTRACTS - The carrying amounts for these contracts approximate their fair values.

            DERIVATIVE FINANCIAL INSTRUMENTS - The fair value of the Company's derivative instruments, including foreign-currency swaps, interest-rate swaps, and interest-rate caps are based upon quotations obtained from dealers or other reliable sources.

            SHORT-TERM BORROWINGS - The carrying amounts for short-term borrowings approximate their fair value.

      VULNERABILITY DUE TO CERTAIN RISKS AND CONCENTRATIONS -The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

            Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

            Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

            Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with credit worthy counterparties and obtaining collateral where appropriate.

      OTHER-THAN-TEMPORARY DECLINES IN FAIR VALUE - The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the intent to sell the security at the reporting date for interest related declines and the financial condition and prospects of the issuer.

      The Company recognizes other-than-temporary impairments of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an other-than-temporary impairment is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital loss.

      For loan-backed securities, other-than-temporary impairments are recognized when a revaluation based on new prepayment assumptions results in a negative yield. When an other-than-temporary impairment is recognized, the cost basis of the loan-backed security is written down to the undiscounted estimated future cash flows and the amount of the write down is recorded as a realized capital loss.

      The Company recognizes other-than-temporary impairments of limited partnerships when the underlying GAAP equity of the partnership is less than 80% of amortized cost. When an other-than-temporary impairment is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital loss.

      ACCOUNTING PRONOUNCEMENTS - In 2005, the Company adopted Statement of Statutory Accounting Principle No. 88, INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ("SCA") ENTITIES, A REPLACEMENT OF SSAP NO. 46 ("SSAP No. 88"), which provides new guidance for investments in foreign insurance subsidiaries and certain non-insurance subsidiaries. Under the provisions of SSAP No. 88, (1) foreign insurance subsidiaries are valued using GAAP equity adjusted for assets that are disallowed under statutory accounting; (2) non-insurance subsidiaries are carried at GAAP equity unless they receive 20% or more of their revenue from the Company or its affiliates and have no significant operations; and (3) the financial statements of non-insurance subsidiaries, joint ventures, partnerships and limited liability companies are required to undergo audits in accordance with GAAP, otherwise the investment is non-admitted. Prior to 2005, the financial statements of non-insurance subsidiaries were not required to be audited and the financial statements of foreign insurance subsidiaries were not required to be audited on a United States GAAP basis. The adoption of SSAP No. 88 did not have a material impact on the Company's financial statements.

      In June 2005, the NAIC issued SSAP No. 93, ACCOUNTING FOR LOW-INCOME HOUSING TAX CREDIT PROPERTY INVESTMENTS ("SSAP No. 93"). SSAP No. 93 is effective beginning January 1, 2006, however, early adoption is permitted. SSAP No. 93 adopts GAAP guidance for low-income housing tax credits provided in EMERGING ISSUES TASK FORCE NO. 94-1: ACCOUNTING FOR TAX BENEFITS RESULTING FROM INVESTMENTS IN AFFORDABLE HOUSING PROJECTS with certain modifications. Under the provisions of SSAP No. 93, federal tax credits are recognized in the income statement as an offset to federal income taxes in the tax-reporting year in which the tax credits are utilized. Federal tax benefits, other than tax credits, are amortized and included in net investment income. State tax credits are recognized as an offset to state premium or income taxes. The early adoption of the requirements of SSAP No. 93 in 2005 did not have a material impact on the Company's financial statements.

      In June 2006, the NAIC issued SSAP No. 94, ACCOUNTING FOR TRANSFERABLE STATE TAX CREDITS ("SSAP No. 94"). SSAP No. 94 defines criteria for determining the status of transferable state tax credits and concludes that state tax credits meeting this criteria are admitted assets as specified by SSAP No. 4,

      ASSETS AND NONADMITTED ASSETS. SSAP No. 94 is effective for reporting periods ending on or after December 31, 2006. The adoption of SSAP No. 94 did not impact the Company's financial statements.

      In December 2006, the NAIC issued SSAP No. 96, SETTLEMENT REQUIREMENTS FOR INTERCOMPANY TRANSACTIONS, AN AMENDMENT TO SSAP NO. 25 - ACCOUNTING FOR AND DISCLOSURES ABOUT TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES ("SSAP No. 96). SSAP No. 96 is effective for reporting periods ending on or after December 31, 2007. SSAP No. 96 requires that transactions between related parties be backed by a written agreement, which specifies a due date for the settlement of amounts owed. Amounts owed over ninety days past the due date shall be nonadmitted. The Company is currently evaluating the impact of SSAP No. 96 on the Company's financial statements.

2.    INVESTMENTS

      BONDS - The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type were as follows:


                                                               GROSS             GROSS
                                           CARRYING         UNREALIZED        UNREALIZED         ESTIMATED
AT DECEMBER 31, 2006:                        VALUE             GAINS            LOSSES          FAIR VALUE
  U.S. Government                       $   264,375,297   $     2,704,040   $    (3,849,385)  $   263,229,952
  States, territories and possessions           821,621             7,656            (2,711)          826,566
  Special revenue                             9,516,753           928,970                --        10,445,723
  Public utilities                          385,776,615        15,546,617        (6,957,943)      394,365,289
  Industrial and miscellaneous            3,755,893,876       106,208,465       (58,567,241)    3,803,535,100
  Mortgage-backed securities              3,296,479,824        68,125,634       (61,122,946)    3,303,482,512
  Asset-backed securities                 1,382,612,184        13,401,147        (6,867,430)    1,389,145,901
                                        ---------------   ---------------   ---------------   ---------------

      Total                             $ 9,095,476,170   $   206,922,529   $  (137,367,656)  $ 9,165,031,043
                                        ===============   ===============   ===============   ===============



                                                               GROSS             GROSS
                                           CARRYING         UNREALIZED        UNREALIZED         ESTIMATED
AT DECEMBER 31, 2005:                        VALUE             GAINS            LOSSES          FAIR VALUE
  U.S. Government                       $   296,421,328   $     4,350,069   $    (4,147,340)  $   296,624,057
  States, territories and possessions           534,029             3,177                --           537,206
  Special revenue                            30,991,634         3,435,375           (10,205)       34,416,804
  Public utilities                          445,616,953        26,085,357        (4,360,111)      467,342,199
  Industrial and miscellaneous            3,580,379,980       166,544,486       (36,308,488)    3,710,615,978
  Mortgage-backed securities              3,228,370,131        91,541,921       (55,599,992)    3,264,312,060
  Asset-backed securities                 1,730,787,175        27,297,393       (11,649,601)    1,746,434,967
                                        ---------------   ---------------   ---------------   ---------------

      Total                             $ 9,313,101,230   $   319,257,778   $  (112,075,737)  $ 9,520,283,271
                                        ===============   ===============   ===============   ===============


      Bonds that were in or near default (NAIC 6) at December 31, 2006 were carried at amortized cost, which was less than fair value. Bonds that were in or near default at December 31, 2005 were carried at fair value, which was $992,621 less than amortized cost.

      The Company's bond portfolio is primarily comprised of investment grade securities. Based upon ratings by the NAIC, investment grade bonds comprised 96.7% and 95.3% of the Company's total bond portfolio at December 31, 2006 and 2005, respectively.

      An aging of unrealized losses on the Company's investments in bonds at December 31, 2006 and 2005,was as follows:


                                                                DECEMBER 31, 2006
                      -----------------------------------------------------------------------------------------------------
                            LESS THAN ONE YEAR                  ONE YEAR OR MORE                         TOTAL
                        ESTIMATED          GROSS           ESTIMATED          GROSS           ESTIMATED          GROSS
                           FAIR          UNREALIZED           FAIR          UNREALIZED           FAIR          UNREALIZED
                          VALUE            LOSSES            VALUE            LOSSES            VALUE            LOSSES
U.S. Government       $      172,156   $         (181)   $  211,893,981   $   (3,849,204)   $  212,066,137   $   (3,849,385)
States, territories
   and possessions                --               --           290,120           (2,711)          290,120           (2,711)
Public utilities          59,389,097       (1,149,933)      103,699,329       (5,808,010)      163,088,426       (6,957,943)
Industrial and
   miscellaneous         715,289,652      (14,258,522)    1,175,683,791      (44,308,719)    1,890,973,443      (58,567,241)
Mortgage-backed
   securities            706,814,225      (14,860,705)    1,275,643,575      (46,262,241)    1,982,457,800      (61,122,946)
Asset-backed
   securities            230,188,922       (2,763,328)      282,137,517       (4,104,102)      512,326,439       (6,867,430)
                      --------------   --------------    --------------   --------------    --------------   --------------

Total                 $1,711,854,052   $  (33,032,669)   $3,049,348,313   $ (104,334,987)   $4,761,202,365   $ (137,367,656)
                      ==============   ==============    ==============   ==============    ==============   ==============



                                                                DECEMBER 31, 2005
                      -----------------------------------------------------------------------------------------------------
                            LESS THAN ONE YEAR                  ONE YEAR OR MORE                         TOTAL
                        ESTIMATED          GROSS           ESTIMATED          GROSS           ESTIMATED          GROSS
                           FAIR          UNREALIZED           FAIR          UNREALIZED           FAIR          UNREALIZED
                          VALUE            LOSSES            VALUE            LOSSES            VALUE            LOSSES
U.S. Government       $  176,588,768   $   (2,623,621)   $   45,065,289   $   (1,523,719)   $  221,654,057   $   (4,147,340)
Special revenue              600,824          (10,205)               --               --           600,824          (10,205)
Public utilities          89,271,422       (2,424,118)       36,024,580       (1,935,993)      125,296,002       (4,360,111)
Industrial and
   miscellaneous         911,892,821      (17,694,792)      418,770,279      (18,613,696)    1,330,663,100      (36,308,488)
Mortgage-backed
   securities          1,292,270,057      (31,380,242)      612,363,830      (24,219,750)    1,904,633,887      (55,599,992)
Asset-backed
   securities            413,560,674       (6,197,072)      190,049,416       (5,452,529)      603,610,090      (11,649,601)
                      --------------   --------------    --------------   --------------    --------------   --------------

Total                 $2,884,184,566   $  (60,330,050)   $1,302,273,394   $  (51,745,687)   $4,186,457,960   $ (112,075,737)
                      ==============   ==============    ==============   ==============    ==============   ==============


      The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other than temporary. Based on an evaluation of factors, including, but not limited to, the Company's intentions to sell or ability to hold the investments to recovery and the credit ratings of the issuers of the investments in the above bonds, the Company has concluded that the declines in the fair values of the Company's investments in bonds at December 31, 2006 were temporary.

      At December 31, 2006, there were 265 securities in an indicated unrealized loss position for less than twelve months with a fair value of $1,711,854,052, unrealized losses of $33,032,669 and an average price of
      97. Of these securities, 98% were investment grade, with associated unrealized losses of $32,585,684. At December 31, 2006, there were 383 securities that had indicated unrealized losses for twelve months or more. A description of the factors contributing to the unrealized loss positions for the various security types and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

      At December 31, 2006, the unrealized losses relating to U.S. Government and public utilities securities were attributed to changes in interest rates. Industrial and miscellaneous securities in an unrealized loss position for twelve months or more, 173 securities, had an indicated gross unrealized loss of $44,308,719 at December 31, 2006; 99% were investment grade with an average credit rating of Baa1 and an average price of 97. None of these securities had indicated unrealized losses greater than 20% of their amortized cost. The total indicated gross unrealized losses in the industrial and miscellaneous securities portfolio increased from $36,308,488 to $58,567,241 at December 31, 2005 and 2006, respectively, due to changes in interest rates. Based on the Company's lack of intent to sell these securities at December 31, 2006 and cash flow estimates that indicate full recovery of amortized cost, the Company concluded that the declines in the fair values of the Company's investments in industrial and miscellaneous securities at December 31, 2006 were temporary.

      Mortgage-backed securities are supported by both residential and commercial mortgage loans. At December 31, 2006, there were 117 securities with an indicated unrealized loss position for twelve months or more of $46,262,241. Only one security, with an indicated unrealized loss of $1,179,627, had an unrealized loss that was greater than 20% of amortized cost, attributable to changes in interest rates. The average price and credit rating for securities with indicated unrealized losses greater than twelve months is 96 and Aaa, respectively. The indicated gross unrealized losses in this category increased from $55,599,992 to $61,122,946 at December 31, 2005 and 2006, respectively, due to changes in prepayment expectations caused by the current economic environment and changes in interest rates. As of December 31, 2006, the estimated future cash flows for these securities indicated full recovery of amortized cost and as a result, based on management's lack of intent to sell these securities at December 31, 2006, the Company concluded that the declines in the fair values of the Company's investments in mortgage-backed securities at December 31, 2006 were temporary.

      Asset-backed securities with an indicated unrealized loss position for twelve months or more are primarily supported by home equity and equipment loans. At December 31, 2006, there were a total of 53 asset-backed securities with an indicated unrealized loss for twelve months or more of $4,104,102, all of which had an unrealized loss that was less than 10% of the Company's amortized cost of each security and 95% of which were investment grade. Home equity asset-backed securities were the largest component of the Company's asset-backed securities in an unrealized loss position for twelve months or more, consisting of 11 securities with an average credit rating of Aaa, a market value of $112,849,414 and unrealized losses of $1,044,543 at December 31, 2006. The indicated unrealized loss in this sector is almost entirely due to changes in interest rates. The indicated gross unrealized losses in this category decreased from $11,649,601 to $6,867,430 at December 31, 2005 and 2006,
      respectively, due to the current economic environment and changes in interest rates. As of December 31, 2006, the Company's estimated future cash flows for these securities indicated recovery of remaining amortized cost and as a result, based on management's lack of intent to sell these securities at December 31, 2006, the Company concluded that the declines in the fair values of the Company's investments in asset-backed securities at December 31, 2006 were temporary.

      The carrying value and estimated fair value of bonds at December 31, 2006, by contractual maturity, were as shown below. Actual maturities may differ as a result of prepayments by the issuer. Mortgage-backed and asset-backed securities provide for periodic payments throughout their lives so they are listed in a separate category.

                                                  CARRYING          ESTIMATED
                                                    VALUE          FAIR VALUE

Due in one year or less                        $   341,277,694   $   341,530,502
Due after one year through five years            1,561,968,764     1,565,402,147
Due after five years through ten years           1,542,649,048     1,533,898,132
Due after ten years                                970,488,656     1,031,571,849
Mortgage-backed and asset-backed securities      4,679,092,008     4,692,628,413
                                               ---------------   ---------------

   Total                                       $ 9,095,476,170   $ 9,165,031,043
                                               ===============   ===============

      Proceeds from the sale of bonds were $316,940,433, $444,790,251 and $699,467,687 during the years ended December 31, 2006, 2005 and 2004, respectively. Realized capital gains from the sale of bonds were $6,342,197, $25,968,735 and $49,873,975 during the years ended December
      31, 2006, 2005 and 2004, respectively. Realized capital losses from the sale of bonds were $10,611,385, $24,975,866 and $9,750,110 during the years ended December 31, 2006, 2005 and 2004, respectively. Realized capital losses for the years ended December 31, 2006, 2005 and 2004 included losses of $12,357,143, $56,427,241 and $116,000,486, respectively, resulting from other-than-temporary declines in the fair value of bonds.

      Proceeds from the sale of stocks were $2,680,050, $1,241,245 and $54,800,111 during the years ended December 31, 2006, 2005 and 2004, respectively. Realized capital gains from the sale of stocks were $1,762,470, $333,390 and $354,566 during the years ended December 31, 2006, 2005 and 2004, respectively. Realized capital losses from the sale of stocks were $118,027, $88,930, and $699,332 during the years ended December 31, 2006, 2005, and 2004, respectively. Realized capital losses for the years ended December 31, 2006 and 2004 also includes losses of $210,382 and $1,219,794, respectively, resulting from other-than-temporary declines in the fair value of stocks. No other-than-temporary losses were recognized for the year ended December 31, 2005.

      Bond income due and accrued of $2,984,700, $13,662,723 and $14,068,984 related to bonds in default were excluded from investment income during the years ended December 31, 2006, 2005 and 2004, respectively.

      MORTGAGE LOANS - The Company invests in mortgage loans collateralized principally by commercial real estate throughout the United States. During 2006, the maximum and minimum lending rates for mortgage loans were 9.75% and 5.25%, respectively. At December 31, 2006, the maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 75%. Companion participates in certain of the Company's mortgage loans.

      Net realized capital losses for the years ended December 31, 2006, 2005 and 2004 include losses of $220,500, $543,409 and $705,250, respectively, resulting from impairments of mortgage loans. Total impaired loans as of December 31, 2006 and 2005 and the associated interest income were not material.

      Mortgage loan participations purchased from one loan originator comprise 62% of the portfolio in 2006 and 60% in 2005. The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 25% and 27% at December 31, 2006 and 2005, respectively).

      LIMITED PARTNERSHIPS- Net realized capital losses for the years ended December 31, 2006, 2005 and 2004 include losses of $2,914,412, $9,650,450 and $13,529,345, respectively, resulting from other-than-temporary declines in fair value of limited partnerships. The fair values of the limited liability partnerships were determined using underlying audited GAAP financial statements.

      FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:


                                                    2006                                2005
                                         CARRYING          ESTIMATED         CARRYING          ESTIMATED
                                           VALUE          FAIR VALUE           VALUE          FAIR VALUE
FINANCIAL ASSETS:
   Bonds                              $ 9,095,476,170   $ 9,165,031,043   $ 9,313,101,230   $ 9,520,283,271
   Common stocks - unaffiliated            16,906,718        16,906,718        13,286,220        13,286,220
   Mortgage loans                       1,048,822,109     1,057,827,282       981,545,665     1,061,035,244
   Contract loans                         158,002,428       158,002,428       155,058,688       155,058,688
   Short-term investments                  74,831,004        74,831,004         1,102,003         1,102,003
   Cash and cash equivalents               45,103,059        45,103,059        54,572,525        54,572,525
   Derivative financial instruments                --                --           100,223           100,223

FINANCIAL LIABILITIES:
   Deposit-type contracts               1,565,414,333     1,565,414,333     1,575,059,830     1,575,059,830
   Derivative financial instruments         3,889,052         3,889,052           871,438           871,438
   Short-term borrowings                  228,473,281       228,473,281       132,269,218       132,269,218


3.    DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities.

      Senior management monitors the Company's derivative financial instruments and at inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the transactions. The Company's risk of loss is typically limited to the fair value of its derivative financial instruments with positive fair values and not to the notional or contractual amounts of the derivative instruments. Losses on derivatives due to the underlying prices and indexes are expected to be offset by gains in the hedged items, to the extent that the hedges are effective.

      The following table summarizes the Company's derivative financial instruments:


                                               CONTRACT/
                                                NOTIONAL       CARRYING        CREDIT       ESTIMATED
                                                 AMOUNT         VALUE         EXPOSURE      FAIR VALUE
AT DECEMBER 31, 2006:
   Interest-rate caps                         $ 20,000,000   $         --   $         --   $         --
   Equity-linked options                             3,194             --             --             --
   Foreign currency swap agreements             78,677,209     (3,889,052)     1,109,380     (3,889,052)
                                              ------------   ------------   ------------   ------------

     Total derivative financial instruments   $ 98,680,403   $ (3,889,052)  $  1,109,380   $ (3,889,052)
                                              ============   ============   ============   ============



                                               CONTRACT/
                                                NOTIONAL       CARRYING        CREDIT       ESTIMATED
                                                 AMOUNT         VALUE         EXPOSURE      FAIR VALUE
AT DECEMBER 31, 2005:

   Interest-rate caps                         $ 65,000,000   $         --   $         --   $         --
   Equity-linked options                           145,819        100,223             --        100,223
   Foreign currency swap agreements             48,000,000       (871,438)       632,506       (871,438)
                                              ------------   ------------   ------------   ------------

     Total derivative financial instruments   $113,145,819   $   (771,215)  $    632,506   $   (771,215)
                                              ============   ============   ============   ============


4.    INCOME TAXES

      The Company is included in a consolidated federal income tax return with the following affiliates: Mutual of Omaha Insurance Company; The Omaha Indemnity Company; Exclusive Healthcare, Inc.; Omaha Information Services Company; KFS Corporation; KFS BD, Inc.; KFS IA, Inc.; Mutual of Omaha Holdings, Inc.; Adjustment Services, Inc.; Mutual of Omaha Investor Services, Inc.; Mutual of Omaha Marketing Corporation; Omaha Insurance Company; Holdings Rowco, Inc.; Omaha Financial Holdings, Inc.; Mutual of Omaha Structured Settlement Company of New York, Inc.; Companion Life Insurance Company; Omaha Life Insurance Company; and United World Life Insurance Company.

      Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis. The Company's deferred tax liability does not include the investment in subsidiaries.

      Under federal income tax law prior to 1984, the Company was allowed certain special deductions whereby $31,615,000 of taxable income was deferred and accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account would have become subject to income tax if certain distributions were deemed paid out of the account, however, legislation enacted in 2004 allowed tax-free distributions from the accounts in 2005 and 2006. During 2005, the Company paid a dividend of $35,000,000 to its parent that eliminated the taxable income previously deferred in the account.

      The Company paid federal income taxes of $16,583,833, $14,203,765 and $13,124,110 during the years ended December 31, 2006, 2005 and 2004, respectively, which were available for recoupment in the event that the Company incurs future net losses.

      Federal income taxes incurred for the years ended December 31, consist of the following major components:


                                                 2006            2005            2004
Current federal income taxes                 $  12,199,848   $  17,051,230   $  14,181,552
Capital gains taxes (benefits)                  (1,137,809)    (40,535,011)     13,309,051
                                             -------------   -------------   -------------
                                                11,062,039     (23,483,781)     27,490,603
Change in net deferred income taxes              9,103,879      23,965,145     (51,210,475)
                                             -------------   -------------   -------------

Total federal income taxes (benefits)
  incurred                                   $  20,165,918   $     481,364   $ (23,719,872)
                                             =============   =============   =============


      Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:


                                                 2006            2005            2004
Net gain from operations before federal
  income taxes and net realized capital
  losses                                     $  38,624,961   $  83,683,061   $  63,050,955
Net realized capital losses before federal
  income taxes and transfers to IMR            (12,481,832)    (66,759,865)    (94,460,538)
                                             -------------   -------------   -------------
Total pre-tax income                            26,143,129      16,923,196     (31,409,583)
Statutory tax rate                                      35%             35%             35%
                                             -------------   -------------   -------------
                                                 9,150,095       5,923,119     (10,993,354)
Prior year tax benefit                          (5,837,938)       (996,311)    (10,514,343)
Dividends received deduction                      (798,864)     (2,751,860)     (4,030,076)
Amortization of IMR                             (2,553,513)     (2,683,405)     (2,112,940)
Nonadmitted tax assets in surplus               14,990,425         626,594        (461,894)
Other                                            5,215,712         363,227       4,392,735
                                             -------------   -------------   -------------

Total federal income taxes (benefits)
  incurred                                   $  20,165,918   $     481,364   $ (23,719,872)
                                             =============   =============   =============


      The Company's tax returns have been examined by the Internal Revenue Service through 2002 and all outstanding issues have been resolved. Resolution of the outstanding issues during 2004 resulted in a reduction of liabilities previously established for such issues. Capital loss carryforwards amounted to $84,048,308 of which $78,665,030 will expire in 2010 and $5,383,278 will expire in 2011.

      The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31 were as follows:


                                                 2006            2005           CHANGE
DEFERRED TAX ASSETS

Deferred acquisition costs                   $ 100,796,598   $  97,624,290   $   3,172,308
Policy reserves                                 97,740,985      93,297,710       4,443,275
Bonds and other invested assets                 45,569,389      62,186,728     (16,617,339)
Non-admitted assets                              3,464,494      18,454,920     (14,990,426)
Expense accruals and other prepaid income       10,395,795       9,466,648         929,147
                                             -------------   -------------   -------------
Total deferred tax assets                      257,967,261     281,030,296     (23,063,035)
Non-admitted deferred tax assets              (172,653,915)   (171,305,706)     (1,348,209)
                                             -------------   -------------   -------------

Admitted deferred tax assets                    85,313,346     109,724,590     (24,411,244)
                                             -------------   -------------   -------------

DEFERRED TAX LIABILITIES

Depreciable assets                             (14,359,255)    (22,675,196)       8,315,941
Other                                           (9,858,186)    (12,511,792)       2,653,606
                                             -------------   -------------   -------------
Deferred tax liabilities                       (24,217,441)    (35,186,988)      10,969,547
                                             -------------   -------------   -------------

Net admitted deferred tax assets             $  61,095,905   $  74,537,602   $ (13,441,697)
                                             =============   =============   =============


The change in net deferred income taxes during the years ended December 31, was comprised of the following:


                                                 2006            2005           CHANGE
Deferred tax assets                          $ 257,967,261   $ 281,030,296   $ (23,063,035)
Deferred tax liabilities                       (24,217,441)    (35,186,988)     10,969,547
                                             -------------   -------------   -------------

Net deferred tax assets                      $ 233,749,820   $ 245,843,308     (12,093,488)
                                             =============   =============

Tax effect of unrealized gains                                                   2,989,609
                                                                             -------------

Change in net deferred income taxes                                          $  (9,103,879)
                                                                             =============



                                                 2005            2004           CHANGE
Deferred tax assets                          $ 281,030,296   $ 300,205,470   $ (19,175,174)
Deferred tax liabilities                       (35,186,988)    (27,838,302)     (7,348,686)
                                             -------------   -------------   -------------

Net deferred tax assets                      $ 245,843,308   $ 272,367,168     (26,523,860)
                                             =============   =============

Tax effect of unrealized gains                                                   2,558,715
                                                                             -------------

Change in net deferred income taxes                                          $ (23,965,145)
                                                                             =============



                                                 2004            2003           CHANGE
Deferred tax assets                          $ 300,205,470   $ 260,240,945   $  39,964,525
Deferred tax liabilities                       (27,838,302)    (32,858,291)      5,019,989
                                             -------------   -------------   -------------

Net deferred tax assets                      $ 272,367,168   $ 227,382,654      44,984,514
                                             =============   =============

Tax effect of unrealized gains                                                   6,225,961
                                                                             -------------

Change in net deferred income taxes                                          $  51,210,475
                                                                             =============


5.    RELATED PARTY TRANSACTIONS

      On December 1, 2006 the Company sold property at fair value with an amortized cost of $5,804,125 to its affiliate, East Campus Realty LLC, at a gain of $2,133,296.

      The Company transferred an aircraft with an amortized cost of $22,497,371 to its parent on September 18, 2006 as a dividend.

      The Company received cash dividends from Companion on November 30, 2005 totaling $3,000,000. The Company also received cash dividends from United World on May 16, 2005 totaling $2,200,000. The Company paid a cash dividend of $35,000,000 to its parent during 2005.

      The Company received a capital contribution of $100,000,000 on June 3, 2004 from its parent, Mutual of Omaha, which consisted of cash in the amount of $23,682,524 and securities having a fair value of $76,317,476 and an amortized cost of $77,681,361. The Company received an additional cash capital contribution of $100,000,000 on December 1, 2004 from Mutual of Omaha.

      Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Amounts due to Mutual of Omaha for these services were included in payable to parent, subsidiaries and affiliates. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices.

      Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance were shared equally by the Company and Mutual of Omaha and were included in the group reinsurance settlement expense below. The amounts ceded were as follows:

                                                   2006            2005

AT DECEMBER 31,

Aggregate reserve for policies and contracts   $ 173,769,524   $ 147,271,991
                                               =============   =============

Policy and contract claims                     $ 104,573,786   $  84,660,880
                                               =============   =============


                                                   2006            2005            2004
YEAR ENDED DECEMBER 31,

Premium considerations                         $ 370,011,711   $ 292,472,453   $ 279,666,508
                                               =============   =============   =============

Policyholder benefits                          $ 292,098,980   $ 221,816,797   $ 196,471,738
                                               =============   =============   =============

Group reinsurance settlement expense
   (included in operating expenses)            $   9,036,704   $  14,996,201   $  12,096,964
                                               =============   =============   =============

The Company also assumes individual and group life insurance from Companion. The amounts assumed related to the treaties with Companion were as follows:

                                                   2006            2005

AT DECEMBER 31,

Aggregate reserve for policies and contracts   $  90,245,395   $ 104,154,144
                                               =============   =============

Policy and contract claims                     $   3,301,719   $   3,109,775
                                               =============   =============

Funds held under reinsurance treaties          $ 102,792,768   $ 116,272,435
                                               =============   =============


                                                   2006            2005            2004
YEAR ENDED DECEMBER 31,

Premium considerations                         $   7,511,247   $   7,327,413   $   6,265,268
                                               =============   =============   =============

Policyholder benefits                          $  26,316,613   $  14,900,273   $  10,284,329
                                               =============   =============   =============


6.    SHORT-TERM BORROWINGS

      The Company and Mutual of Omaha on a joint basis have entered into certain unsecured revolving line of credit agreements that allow for maximum borrowings of $275,000,000. The Company had no outstanding borrowings under this agreement at December 31, 2006 or 2005. During the years ended December 31, 2006, 2005 and 2004, the Company incurred interest expense on these lines of credit of $242,675, $916,221 and $367,504, respectively.

      The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement for $100,000,000. As of December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement. At December 31, 2006, Mutual of Omaha had outstanding borrowings of $63,200,000 under this agreement at 5.35% due and repaid January 2, 2007 included in receivable from parent, subsidiaries and affiliates. At December 31, 2005, Mutual of Omaha had outstanding borrowings under this agreement of $12,000,000 at 4.34% due and repaid January 3, 2006 included in receivable from parent, subsidiaries and affiliates.

      Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2006 and 2005, there were no amounts outstanding under this agreement.

      The above agreements were primarily used to facilitate the purchase of long-term investments.

      The Company has agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. At December 31, 2006, the Company had outstanding borrowings under these agreements of $25,000,000 at 5.38% plus accrued interest of $52,306. There were no borrowings under these agreements at December 31, 2005. During the years ended December 31, 2006, 2005 and 2004, the Company incurred interest expense on these agreements of $5,707,631, $1,365,481 and $579,146, respectively.

      In 2005, the Company entered into an agreement with the Federal Home Loan Bank of Topeka ("FHLB"). Under this agreement, the Company pledges bonds in return for extensions of credit. The Company authorized maximum extension of credit under this agreement is $400,000,000. At December 31, 2006, FHLB advances of $203,120,800 plus accrued interest included in short-term borrowings were due in varying amounts through January 2007 with interest due monthly at fixed rates ranging from 5.30% to 5.35% during 2006. At December 31, 2005, FHLB advances of $132,000,000 included in short-term borrowings were due in varying amounts through January 2006 with interest due monthly at fixed rates ranging from 4.26% to 4.34%. At December 31, 2006 and 2005, the Company had mortgage-backed securities with fair values of $263,546,000 and $194,545,000, respectively, pledged as collateral. In 2006, the Company entered into a funding agreement with FHLB. The liability for the funding agreement at December 31, 2006 was $30,000,000 and is included in deposit-type contracts. The liability matures September 15, 2009.

      The Company has securities lending agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. Borrowers of the securities must provide collateral in the form of cash or securities equal to 102% of the fair value plus accrued interest on the securities loaned. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loaned to third parties of $201,272,000 and $219,909,000 as of December 31, 2006 and 2005, respectively.

7.    EMPLOYEE BENEFIT PLANS

      The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) defined contribution plan and a postretirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the 401(k) plan, while employees hired before 1995 are eligible for the postretirement benefit plan. Effective January 1, 2005 the defined benefit plan was amended to freeze plan benefits for participants 40 years and under. No benefits are available under the defined benefit plan for employees hired on or after January 1, 2005. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense for these plans for the years ended December 31, were as follows:


                                                     2006          2005          2004
Defined benefit pension plan                      $ 5,684,687   $ 5,358,530   $ 6,142,499
401(k) profit sharing defined contribution plan     3,484,225     3,125,589     3,240,819
Postretirement benefit plan                         2,566,038     3,218,094     3,123,885


      Plan assets for the defined benefit pension plan included a group annuity contract issued by the Company of $625,350,000 and $536,935,000 at December 31, 2006 and 2005, respectively. Plan assets for the postretirement benefit plan were invested in a group annuity contract issued by the Company with a balance of $43,163,477 and $41,212,997 at December 31, 2006 and 2005, respectively.

8.    SURPLUS AND DIVIDEND RESTRICTIONS

      The portion of unassigned surplus represented or reduced by each item below as of December 31, was as follows:

                                      2006            2005            2004

Unrealized gains                  $  32,582,103   $  21,100,460   $  20,206,336
Non-admitted assets                (182,552,470)   (224,034,050)   (223,919,663)
Asset valuation reserve             (38,128,216)    (22,575,330)    (34,853,433)
Net deferred tax assets             233,749,820     245,843,308     272,367,168
Deferred gain on coinsurance          4,530,346       9,897,878      15,534,217

      Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. As of December 31, 2006 the maximum dividend allowed was $121,090,206.

9.    COMMITMENTS AND CONTINGENCIES

      The Company had unfunded investment commitments for bond investments, mortgage loans and limited partnerships of $246,220,876 and $229,866,770 at December 31, 2006 and 2005, respectively.

      Securities with an amortized cost of $5,103,615 and $5,008,319 at December 31, 2006 and 2005, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

      As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $10,524,914 and $14,800,066 as of December 31, 2006 and 2005, respectively. The Company estimated premium tax credits that it will receive related to amounts paid to guaranty funds of $6,723,452 and $10,789,886 as of December 31, 2006 and 2005, respectively.

      Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses in these various lawsuits are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations or cash flows. In one such lawsuit involving a former broker, an adverse verdict in the amount of $28,300,000 was entered against the Company in September 2005. In May 2006, the trial court entered an amended verdict of $5,500,000. The Company maintains that the amended verdict is not supported by the facts or the law and vigorously disputes both the verdict and the amount of damages awarded. The Company has taken timely action to contest the amended verdict and considers it reasonably possible that the verdict will be reversed or vacated. Although an adverse outcome is possible, no estimate of the probability of such outcome or of a range of loss can be made at this time and therefore, no provision for loss has been made in the Company's financial statements.

10.   LEASES

      The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under leases as of December 31, 2006 were:

        2007                                                           9,578,038
        2008                                                           7,003,076
        2009                                                           4,933,486
        2010                                                           2,675,888
        2011                                                           1,215,883
        Thereafter                                                     1,707,731
                                                                    ------------

        Total                                                       $ 27,114,102
                                                                    ============

      The Company's rental expense for the years ended December 31, 2006, 2005 and 2004 was approximately $7,000,000, $6,000,000 and $6,500,000, respectively.

11.   DIRECT PREMIUMS WRITTEN

      The Company's direct accident and health premiums written by third-party administrators were $40,816,462, $39,581,774 and $32,081,468 during the years ended December 31, 2006, 2005 and 2004, respectively.

12.   RETROSPECTIVELY RATED CONTRACTS

      The Company estimates accrued retrospective premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

      The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $73,500,000, $69,800,000 and $83,800,000 during the years ended December 31, 2006, 2005 and 2004, respectively. These net premiums represent 29.8%, 32.8% and 40.7% of the total net premium for group business during the years ended December 31, 2006, 2005 and 2004, respectively.

13.   AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

      The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

      Substandard reserves for plans introduced prior to 1989 were set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 were set equal to the unearned portion of the substandard premiums.

      At December 31, 2006 and 2005, the Company had insurance in force with a face value of $170,557,310 and $169,377,429, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $3,761,865 and $4,331,913 at December 31, 2006 and 2005, respectively.

14. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS


                                                                     AMOUNT        % OF TOTAL
AT DECEMBER 31, 2006

ANNUITY RESERVES AND DEPOSIT FUNDS LIABILITIES:
  Subject to discretionary withdrawal:
    With fair value adjustment                                  $    573,981,832       7.5 %
    At book value less current surrender charge of 5% or more        330,111,573       4.3 %
    At fair value                                                  1,064,106,544      13.9 %
                                                                ----------------   -------
    Total with adjustment or at fair value                         1,968,199,949      25.7 %
    At book value without adjustment (minimal or no charge)        2,937,215,523      38.4 %

Not subject to discretionary withdrawal                            2,741,656,463      35.9 %
                                                                ----------------   -------

Gross total                                                        7,647,071,935     100.0 %
                                                                                   ======

Reinsurance ceded                                                     56,819,994
                                                                ----------------

Net total                                                       $  7,590,251,941
                                                                ================



                                                                     AMOUNT        % OF TOTAL
AT DECEMBER 31, 2005

ANNUITY RESERVES AND DEPOSIT FUNDS LIABILITIES:
  Subject to discretionary withdrawal:
    With fair value adjustment                                  $    670,811,792       8.3 %
    At book value less current surrender charge of 5% or more        575,784,295       7.2 %
    At fair value                                                    909,857,614      11.3 %
                                                                ----------------   -------
    Total with adjustment or at fair value                         2,156,453,701      26.8 %
    At book value without adjustment (minimal or no charge)        3,243,262,365      40.3 %

Not subject to discretionary withdrawal                            2,635,090,137      32.9 %
                                                                ----------------   -------

Gross total                                                        8,034,806,203     100.0 %
                                                                                   ======

Reinsurance ceded                                                     70,323,422
                                                                ----------------

Net total                                                       $  7,964,482,781
                                                                ================


      The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which were filed with the State of Nebraska Department of Insurance, and are provided to reconcile annuity reserves and deposit-type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:


2006                                                                        AMOUNT
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:
Exhibit 5, Annuities section, net total                                $  4,601,091,356
Exhibit 5, Supplementary Contracts with Life Contingencies Section,
  net total                                                                  19,596,319
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1                      1,565,414,333
                                                                       ----------------
                                                                          6,186,102,008

Separate Accounts Annual Statement:

  Exhibit 3, Line 0299999, Column 2                                         340,043,324
  Page 3, Line 2, Column 3 - Other Contract Deposit Funds                 1,064,106,608
                                                                       ----------------

Total                                                                  $  7,590,251,940
                                                                       ================



2005                                                                        AMOUNT
LIFE AND ACCIDENT AND HEALTH ANNUAL STATEMENT:
Exhibit 5, Annuities section, net total                                $  5,070,656,954
Exhibit 5, Supplementary Contracts with Life Contingencies Section,          19,464,532
  net total
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1                      1,575,059,831
                                                                       ----------------
                                                                          6,665,181,317

Separate Accounts Annual Statement:

  Exhibit 3, Line 0299999, Column 2                                         389,443,856
  Page 3, Line 2, Column 3 - Other Contract Deposit Funds                   909,857,608
                                                                       ----------------

Total                                                                  $  7,964,482,781
                                                                       ================


15.   PREMIUMS DEFERRED AND UNCOLLECTED

      Deferred and uncollected life insurance premiums and annuity considerations at December 31 were as follows:


                                    2006                            2005
                        -----------------------------   -----------------------------
                                           NET OF                          NET OF
TYPE                        GROSS          LOADING          GROSS          LOADING
Ordinary new business   $  35,455,539   $   6,275,300   $  35,842,845   $   7,190,411
Ordinary renewal          187,070,550     219,376,931     169,043,536     198,939,601
Group life                 17,806,326      16,983,220      13,898,599      12,960,573
                        -------------   -------------   -------------   -------------

Total                   $ 240,332,415   $ 242,635,451   $ 218,784,980   $ 219,090,585
                        =============   =============   =============   =============


16.   SEPARATE ACCOUNTS

      Information regarding the nonguaranteed separate accounts of the Company were as follows:


FOR THE YEAR ENDED DECEMBER 31,                              2006              2005
Premiums and considerations                             $    13,829,871   $    16,196,717
Deposits                                                    296,469,171       352,042,863
                                                        ---------------   ---------------
  Premiums, considerations and deposits                 $   310,299,042   $   368,239,580
                                                        ===============   ===============

Transfers as reported in the statutory statements of operations of the separate accounts annual statement:

    Transfers to Separate Accounts                      $    13,829,871   $    16,196,717
    Transfers from Separate Accounts                         95,727,539       116,289,041
                                                        ---------------   ---------------
    Net transfers                                           (81,897,668)     (100,092,324)
    Reinsurance                                              81,897,668       100,092,324
                                                        ---------------   ---------------

Net transfers as reported in the statutory statements
  of operations                                         $            --   $            --
                                                        ===============   ===============

AT DECEMBER 31,

Reserves by valuation basis:
  Market value                                          $ 1,476,602,046   $ 1,362,781,310
                                                        ===============   ===============

Reserves by withdrawal characteristics:
  Market value                                          $ 1,476,602,046   $ 1,362,781,310
                                                        ===============   ===============


17.   EDP EQUIPMENT AND SOFTWARE

EDP equipment and operating and nonoperating software included in other assets consisted of the following at December 31:


                                                             2006              2005
  Electronic data processing equipment                  $    15,859,610   $    16,341,682
  Operating system software                                   3,586,511         5,073,935
  Nonoperating system software                                8,133,060         8,133,060
  Accumulated depreciation                                  (27,419,719)      (29,331,969)
  Nonadmitted                                                  (135,573)         (177,288)
                                                        ---------------   ---------------

                                                        $        23,889   $        39,420
                                                        ===============   ===============


      Depreciation expense related to EDP equipment and operating and nonoperating software totaled $15,531, $15,531 and $20,271 for the years ended December 31, 2006, 2005 and 2004, respectively.

18. RECONCILIATION OF STATUTORY NET INCOME (LOSS) AND SURPLUS TO GAAP NET INCOME AND EQUITY

      As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. These practices differ from GAAP. The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.


                                                  2006              2005              2004
YEAR ENDED DECEMBER 31,

Statutory net income (loss)                  $    11,264,583   $    36,449,678   $   (84,058,332)
Future policy benefits and policyholder
  account balances                                70,888,523        49,217,409        53,311,160
Deferred policy acquisition costs                 18,158,976        45,229,620        34,393,116
Deferred income taxes (benefits) and other
  tax reclassifications                          (25,201,605)      (43,815,459)        6,119,490
Valuation of investments                          (5,297,824)      (40,988,945)       58,636,736
Earnings of subsidiaries                          13,916,609         7,875,536        (3,288,352)
Cumulative effect of accounting change
  for long-duration contracts                             --                --       (32,330,475)
Other                                             (3,773,113)       (1,857,335)       (8,787,419)
                                             ---------------   ---------------   ---------------

GAAP net income                              $    79,956,149   $    52,110,504   $    23,995,924
                                             ===============   ===============   ===============


                                                  2006              2005

AT DECEMBER 31,

Statutory surplus                            $ 1,219,902,057   $ 1,208,195,919
Future policy benefits and policyholder
  account balances                              (181,419,423)     (251,127,909)
Deferred policy acquisition costs                980,979,178       959,283,963
Deferred income taxes                           (305,320,821)     (334,017,596)
Non-admitted assets                              182,552,470       224,034,050
Valuation of investments                          68,038,264       200,197,339
Statutory asset valuation reserve                 38,128,216        22,575,330
Subsidiary equity                                 66,228,372        63,279,808
Statutory interest maintenance reserve            38,940,737        42,419,982
Reinsurance transaction                           (1,601,204)       (2,995,204)
Other                                             (3,550,771)       (3,751,193)
                                             ---------------   ---------------

GAAP equity                                  $ 2,102,877,075   $ 2,128,094,489
                                             ===============   ===============

19.   RECONCILIATION TO ANNUAL STATEMENT

      The Company is required to file an Annual Statement with the State of Nebraska Department of Insurance. The following is a reconciliation of the net income reflected in the audited statutory financial statements and the net income reflected in the Annual Statements for the years ended December 31:


                                                                           2005             2004
Per statutory annual statement                                         $   3,058,795   $ (50,667,449)

Additional other-than-temporary impairments of manufactured housing
  asset-backed securities reflected in 2004 financial statements          33,390,883     (33,390,883)
                                                                       -------------   -------------

Per accompanying financial statements                                  $  36,449,678   $ (84,058,332)
                                                                       =============   =============


      For the year ended December 31, 2004 surplus in the statutory annual statement of $1,226,275,098 was $3,034,965 greater than the amount reported in the audited statutory financial statements. The difference reflects additional other-than-temporary impairments of manufactured housing asset-backed securities of ($33,390,883), the AVR impact of additional other-than-temporary impairments of $18,669,109 and deferred income taxes related to the additional impairments of $11,686,809.

      The Company reflected the 2004 adjustments in its 2005 Annual Statement that was filed with the State of Nebraska Department of Insurance.

20.   SUBSEQUENT EVENT

On April 26, 2007, the Company announced its intent to exit its Group health line of business through the non-renewal of certain policies and an assumptive and coinsurance reinsurance arrangement with an unrelated third party subject to closing conditions, regulatory and other customary approvals. The Group health line of business was previously fully reinsured with Mutual of Omaha. The amounts ceded for this line of business for 2006 were as follows:

AT DECEMBER 31,

Aggregate reserve for policies and contracts             $  4,166,903
                                                         ============

Policy and contract claims                               $ 26,162,531
                                                         ============

YEAR ENDED DECEMBER 31,

Premium considerations                                   $113,389,663
                                                         ============

Policyholder benefits                                    $ 88,845,093
                                                         ============

UNITED OF OMAHA

SEPARATE ACCOUNT B

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006
AND FOR EACH OF THE PERIODS IN THE YEARS ENDED
DECEMBER 31, 2006 AND 2005 AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the two year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting the United of Omaha Separate Account B as of December 31, 2006, and the results of their operations and the changes in their net assets for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 27, 2007

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2006

                                                                             Shares
ASSETS                                            Cost       Fair Value    Outstanding
                                              -----------   ------------   -----------
INVESTMENTS:

   ALGER:
     American Growth                          $ 1,868,088   $  2,784,580        67,554
     American Small Capitalization                889,751      1,391,278        48,954

   FEDERATED:
     Prime Money Fund II                          697,306        697,306       697,306
     Fund for U.S. Government Securities II       655,890        638,819        56,333

   FIDELITY:
     VIP Asset Manager: Growth                    726,700        807,552        59,379
     VIP Contrafund                             2,731,444      3,545,805       112,673
     VIP Equity Income                          2,124,618      2,389,237        91,192
     VIP Index 500                             10,135,250     12,784,911        79,232
     VIP Mid Cap                                  269,782        318,307         9,294

   MFS:
     Core Equity Series                         6,499,979      8,361,284       539,090
     Emerging Growth Series                     1,430,932      1,575,388        76,327
     High Income Series                           581,809        618,276        61,581
     Research Series                              808,891        963,988        53,436
     Strategic Income Series                      414,244        425,975        39,923

   PIONEER:
     Equity Income VCT                            639,480        810,949        32,347
     Fund VCT                                     972,508      1,282,119        51,845
     Growth Shares VCT                             70,974         87,148         6,056
     Mid Cap Value VCT                          7,651,141      8,683,793       427,352
     Real Estate Shares VCT                       773,292      1,327,371        40,211
     Small Cap Value VCT                           99,810        119,901         6,751

   DWS SCUDDER:
     Global Opportunities                         559,402        937,903        52,309
     Growth and Income                            348,002        413,645        37,949
     International                                698,138      1,025,629        76,425
     Small Cap Index VIP                          423,651        599,567        37,194

   T. ROWE PRICE:
     Equity Income                              7,077,787      9,198,648       370,316
     International Stock                        5,847,505      8,970,836       499,212
     Limited-Term Bond                          1,620,490      1,582,654       323,651
     New America Growth                           705,611        873,310        40,581
     Personal Strategy Balanced                   738,949        904,746        46,231

   VAN KAMPEN:
     UIF Emerging Markets Equity                1,185,155      2,836,361       145,157
     UIF Core Plus Fixed Income                 8,122,056      8,172,635       716,898
                                              -----------   ------------
        Total net assets                      $67,368,635   $ 85,129,921
                                              ===========   ============

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Alger
                                                          --------------------------------------------------------------

                                                                American Growth            American Small Capitalization
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $      3,406    $      6,212     $          --    $         --
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          125,653          95,798            68,029          23,779
   Net realized gain distributions                                  --              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                               125,653          95,798            68,029          23,779
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                               7,394         209,227           173,065         162,750
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  136,453         311,237           241,094         186,529
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      418,605         506,372           153,459         162,760
   Transfers between subaccounts
     (including fixed accounts), net                           (26,579)        (60,939)          (46,906)        (44,126)
   Transfers for contract benefits and
     terminations                                             (234,963)       (142,583)          (90,431)        (47,567)
   Contract maintenance charges                               (297,486)       (310,070)         (108,398)        (98,243)
   Administrative charges                                      (45,724)        (47,670)          (22,468)        (21,482)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (186,147)        (54,890)         (114,744)        (48,658)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        (49,694)        256,347           126,350         137,871
Net assets at beginning of period                            2,834,274       2,577,927         1,264,928       1,127,057
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  2,784,580    $  2,834,274     $   1,391,278    $  1,264,928
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    32,834          43,846            16,669          19,314
   Withdrawals                                                 (44,491)        (47,220)          (25,215)        (23,548)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                   (11,657)         (3,374)           (8,546)         (4,234)
Units outstanding at beginning of period                       177,564         180,938           102,262         106,496
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             165,907         177,564            93,716         102,262
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Federated
                                                          --------------------------------------------------------------

                                                                                             Fund for U.S. Government
                                                              Prime Money Fund II                  Securities II
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     32,484    $     16,695     $      24,745    $     25,700
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares               --              --           (12,924)         (9,330)
   Net realized gain distributions                                  --              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                    --              --           (12,924)         (9,330)
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                                  --              --            15,939          (3,473)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   32,484          16,695            27,760          12,897
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      188,042         207,066           138,729         139,965
   Transfers between subaccounts
     (including fixed accounts), net                           (48,409)         22,124           (78,328)          3,157
   Transfers for contract benefits and
     terminations                                              (76,402)        (42,750)          (26,366)        (81,803)
   Contract maintenance charges                                (65,268)        (59,412)          (76,018)        (96,649)
   Administrative charges                                      (12,391)        (11,823)           (7,271)         (7,966)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (14,428)        115,205           (49,254)        (43,296)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                         18,056         131,900           (21,494)        (30,399)
Net assets at beginning of period                              679,250         547,350           660,313         690,712
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    697,306    $    679,250     $     638,819    $    660,313
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                   244,969         410,300            15,021          16,070
   Withdrawals                                                (254,261)       (320,170)          (18,024)        (18,915)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (9,292)         90,130            (3,003)         (2,845)
Units outstanding at beginning of period                       522,654         432,524            42,308          45,153
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             513,362         522,654            39,305          42,308
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Fidelity
                                                          --------------------------------------------------------------

                                                           VIP Asset Manager: Growth              VIP Contrafund
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     16,269    $     18,797     $      43,820    $      8,895
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares            7,698           3,824           112,574         123,351
   Net realized gain distributions                                  --              --           282,033             556
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                 7,698           3,824           394,607         123,907
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              29,129           8,663           (59,466)        327,633
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   53,096          31,284           378,961         460,435
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      123,943         127,794           401,692         421,320
   Transfers between subaccounts
     (including fixed accounts), net                           (11,572)         (6,193)           57,231          16,913
   Transfers for contract benefits and
     terminations                                              (48,536)        (45,908)         (179,490)       (251,558)
   Contract maintenance charges                                (97,453)       (103,775)         (308,639)       (334,953)
   Administrative charges                                      (11,837)        (12,110)          (53,921)        (51,079)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (45,455)        (40,192)          (83,127)       (199,357)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                          7,641          (8,908)          295,834         261,078
Net assets at beginning of period                              799,911         808,819         3,249,971       2,988,893
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    807,552    $    799,911     $   3,545,805    $  3,249,971
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     9,874          12,154            29,668          39,615
   Withdrawals                                                 (13,294)        (15,215)          (33,166)        (50,892)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (3,420)         (3,061)           (3,498)        (11,277)
Units outstanding at beginning of period                        60,650          63,711           149,508         160,785
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              57,230          60,650           146,010         149,508
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Fidelity (continued)
                                                          --------------------------------------------------------------

                                                               VIP Equity Income                   VIP Index 500
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     75,542    $     33,795     $     204,123    $    201,670
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           50,771          14,823           167,820         129,372
   Net realized gain distributions                             273,285          74,265                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                               324,056          89,088           167,820         129,372
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              10,111           1,936         1,389,639         222,204
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  409,709         124,819         1,761,582         553,246
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      240,753         243,164         1,918,063       2,240,601
   Transfers between subaccounts
     (including fixed accounts), net                            (1,593)          6,252          (419,721)       (214,120)
   Transfers for contract benefits and
     terminations                                             (272,991)        (51,329)         (821,010)     (1,125,690)
   Contract maintenance charges                               (186,213)       (180,938)       (1,052,659)     (1,162,983)
   Administrative charges                                      (30,967)        (30,913)         (214,293)       (217,441)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (251,011)        (13,764)         (589,620)       (479,633)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        158,698         111,055         1,171,962          73,613
Net assets at beginning of period                            2,230,539       2,119,484        11,612,949      11,539,336
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  2,389,237    $  2,230,539     $  12,784,911    $ 11,612,949
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    21,897          28,030           138,965         198,973
   Withdrawals                                                 (36,625)        (28,834)         (176,439)       (230,972)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                   (14,728)           (804)          (37,474)        (31,999)
Units outstanding at beginning of period                       135,349         136,153           769,374         801,373
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             120,621         135,349           731,900         769,374
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Fidelity (continued)             MFS
                                                          ----------------------------     -----------------------------

                                                                  VIP Mid Cap                   Core Equity Series
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $        598    $         --     $      33,903    $     51,257
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           23,476          13,949           121,558          50,009
   Net realized gain distributions                              39,877           4,035                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                63,353          17,984           121,558          50,009
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             (27,961)         28,994           864,218          28,799
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   35,990          46,978         1,019,679         130,065
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       45,640          30,633         1,305,055       1,508,248
   Transfers between subaccounts
     (including fixed accounts), net                            84,105          38,827           (49,660)         82,807
   Transfers for contract benefits and
     terminations                                             (106,851)         (6,007)         (527,460)       (344,485)
   Contract maintenance charges                                (41,986)        (35,666)         (670,747)       (705,432)
   Administrative charges                                       (3,408)         (2,904)         (142,160)       (147,632)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (22,500)         24,883           (84,972)        393,506
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                         13,490          71,861           934,707         523,571
Net assets at beginning of period                              304,817         232,956         7,426,577       6,903,006
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    318,307    $    304,817     $   8,361,284    $  7,426,577
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     7,051           8,668           106,303         135,224
   Withdrawals                                                  (8,089)         (7,233)         (111,492)       (108,559)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (1,038)          1,435            (5,189)         26,665
Units outstanding at beginning of period                        14,626          13,191           486,261         459,596
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              13,588          14,626           481,072         486,261
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          MFS (continued)
                                                          --------------------------------------------------------------

                                                             Emerging Growth Series             High Income Series
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $         --    $         --     $      43,923    $     42,592
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           17,951          (9,767)            1,869           4,102
   Net realized gain distributions                                  --              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                17,951          (9,767)            1,869           4,102
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             106,133         151,005            12,316         (36,759)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  124,084         141,238            58,108           9,935
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      234,720         267,391            44,965          41,300
   Transfers between subaccounts
     (including fixed accounts), net                          (126,064)        (39,771)           25,532         (42,717)
   Transfers for contract benefits and
     terminations                                             (139,550)        (94,718)          (22,303)        (47,594)
   Contract maintenance charges                               (136,187)       (150,739)          (35,539)        (37,938)
   Administrative charges                                      (27,553)        (28,548)           (7,838)         (8,157)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (194,634)        (46,385)            4,817         (95,106)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        (70,550)         94,853            62,925         (85,171)
Net assets at beginning of period                            1,645,938       1,551,085           555,351         640,522
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  1,575,388    $  1,645,938     $     618,276    $    555,351
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    19,153          25,678             6,208          13,404
   Withdrawals                                                 (32,475)        (29,098)           (5,869)        (20,354)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                   (13,322)         (3,420)              339          (6,950)
Units outstanding at beginning of period                       118,020         121,440            38,991          45,941
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             104,698         118,020            39,330          38,991
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          MFS (continued)
                                                          --------------------------------------------------------------

                                                                Research Series               Strategic Income Series
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $      4,779    $      4,395     $      14,487    $     15,552
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           20,374           3,795              (358)          1,246
   Net realized gain distributions                                  --              --             1,937             815
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                20,374           3,795             1,579           2,061
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              69,241          61,295             6,902         (12,751)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   94,394          69,485            22,968           4,862
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      104,389         142,892            37,367          26,853
   Transfers between subaccounts
     (including fixed accounts), net                           (65,777)          4,798           140,521          63,854
   Transfers for contract benefits and
     terminations                                              (70,864)        (36,519)          (19,864)        (27,039)
   Contract maintenance charges                                (82,012)        (95,833)          (20,107)        (22,365)
   Administrative charges                                      (12,936)        (13,754)           (4,123)         (3,749)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (127,200)          1,584           133,794          37,554
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        (32,806)         71,069           156,762          42,416
Net assets at beginning of period                              996,794         925,725           269,213         226,797
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    963,988    $    996,794     $     425,975    $    269,213
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    10,240          15,553            11,939          18,403
   Withdrawals                                                 (19,346)        (15,636)           (3,511)        (15,933)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (9,106)            (83)            8,428           2,470
Units outstanding at beginning of period                        73,063          73,146            17,437          14,967
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              63,957          73,063            25,865          17,437
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Pioneer
                                                          --------------------------------------------------------------

                                                               Equity Income VCT                     Fund VCT
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     16,181    $     11,158     $      13,269    $     11,937
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           15,319           5,127            24,903          14,888
   Net realized gain distributions                              10,386              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                25,705           5,127            24,903          14,888
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              95,024          11,823           144,747          35,664
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  136,910          28,108           182,919          62,489
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       82,720          86,960           156,940         188,619
   Transfers between subaccounts
     (including fixed accounts), net                           112,614          77,480           (19,626)             35
   Transfers for contract benefits and
     terminations                                              (22,242)         (8,692)          (31,597)        (79,245)
   Contract maintenance charges                                (66,289)        (51,359)          (90,208)        (99,425)
   Administrative charges                                       (8,381)         (7,685)          (24,952)        (25,376)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                   98,422          96,704            (9,443)        (15,392)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        235,332         124,812           173,476          47,097
Net assets at beginning of period                              575,617         450,805         1,108,643       1,061,546
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    810,949    $    575,617     $   1,282,119    $  1,108,643
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    15,252          14,018            18,907          24,448
   Withdrawals                                                  (8,711)         (6,626)          (19,581)        (26,042)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                     6,541           7,392              (674)         (1,594)
Units outstanding at beginning of period                        42,579          35,187           111,087         112,681
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              49,120          42,579           110,413         111,087
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Pioneer (continued)
                                                          --------------------------------------------------------------

                                                               Growth Shares VCT                 Mid Cap Value VCT
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $         --    $        446     $      81,652    $     23,120
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares            2,613           1,809           163,753         200,073
   Net realized gain distributions                                  --              --         2,033,936         445,848
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                 2,613           1,809         2,197,689         645,921
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                               5,045              10        (1,303,098)        (87,299)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                    7,658           2,265           976,243         581,742
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       11,267          17,289         1,277,819       1,482,149
   Transfers between subaccounts
     (including fixed accounts), net                             1,071          (5,639)          (55,298)       (301,725)
   Transfers for contract benefits and
     terminations                                               (2,160)         (1,857)         (615,065)       (375,476)
   Contract maintenance charges                                 (7,997)        (10,052)         (703,173)       (726,716)
   Administrative charges                                       (2,141)         (2,281)         (145,248)       (148,741)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                       40          (2,540)         (240,965)        (70,509)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                          7,698            (275)          735,278         511,233
Net assets at beginning of period                               79,450          79,725         7,948,515       7,437,282
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $     87,148    $     79,450     $   8,683,793    $  7,948,515
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     3,731           3,154            68,299          87,913
   Withdrawals                                                  (3,658)         (3,575)          (78,901)        (91,289)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                        73            (421)          (10,602)         (3,376)
Units outstanding at beginning of period                        11,890          12,311           357,325         360,701
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              11,963          11,890           346,723         357,325
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Pioneer (continued)
                                                          --------------------------------------------------------------

                                                             Real Estate Shares VCT             Small Cap Value VCT
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     31,357    $     33,701     $           2    $         --
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          124,347          37,921             3,590           2,807
   Net realized gain distributions                              59,751          35,881             3,493           2,528
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                               184,098          73,802             7,083           5,335
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             170,756          40,475             6,537           3,501
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  386,211         147,978            13,622           8,836
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       97,007          83,312            16,448          13,414
   Transfers between subaccounts
     (including fixed accounts), net                            48,442          33,481             7,949          23,316
   Transfers for contract benefits and
     terminations                                             (174,484)        (25,807)           (1,963)         (1,827)
   Contract maintenance charges                               (117,676)        (97,252)           (7,719)         (4,576)
   Administrative charges                                      (16,885)        (15,151)           (1,381)           (941)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (163,596)        (21,417)           13,334          29,386
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        222,615         126,561            26,956          38,222
Net assets at beginning of period                            1,104,756         978,195            92,945          54,723
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  1,327,371    $  1,104,756     $     119,901    $     92,945
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     7,782           9,194             2,264           6,598
   Withdrawals                                                 (12,984)        (10,024)           (1,600)         (4,835)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (5,202)           (830)              664           1,763
Units outstanding at beginning of period                        42,686          43,516             5,098           3,335
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              37,484          42,686             5,762           5,098
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          DWS Scudder
                                                          --------------------------------------------------------------

                                                              Global Opportunities               Growth and Income
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $      8,010    $      2,540     $       2,309    $      3,778
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           60,453          28,489             5,301           1,057
   Net realized gain distributions                                  --              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                60,453          28,489             5,301           1,057
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             105,500          90,234            41,717          16,061
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  173,963         121,263            49,327          20,896
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       80,926          88,068            49,415          49,408
   Transfers between subaccounts
     (including fixed accounts), net                            25,123          53,895             1,482           1,937
   Transfers for contract benefits and
     terminations                                              (67,212)        (28,917)          (27,553)        (38,901)
   Contract maintenance charges                                (74,057)        (69,435)          (33,148)        (36,632)
   Administrative charges                                      (12,521)        (11,543)           (6,072)         (6,142)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (47,741)         32,068           (15,876)        (30,330)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        126,222         153,331            33,451          (9,434)
Net assets at beginning of period                              811,681         658,350           380,194         389,628
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    937,903    $    811,681     $     413,645    $    380,194
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     6,820          11,707             4,757           6,210
   Withdrawals                                                  (8,588)        (10,263)           (6,053)         (8,946)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (1,768)          1,444            (1,296)         (2,736)
Units outstanding at beginning of period                        34,043          32,599            32,747          35,483
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              32,275          34,043            31,451          32,747
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          DWS Scudder (continued)
                                                          --------------------------------------------------------------

                                                                 International             VIT EAFE(R) Equity Index Fund
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     17,383    $     12,792     $          --    $      8,247
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           57,943          12,911                --          61,868
   Net realized gain distributions                                  --              --                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                57,943          12,911                --          61,868
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             145,456         101,044                --         (66,254)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  220,782         126,747                --           3,861
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       62,874          64,095                --          16,878
   Transfers between subaccounts
     (including fixed accounts), net                             5,967          44,358                --        (364,477)
   Transfers for contract benefits and
     terminations                                              (94,327)        (40,303)               --          (7,734)
   Contract maintenance charges                                (52,642)        (48,114)               --         (12,760)
   Administrative charges                                      (12,856)        (12,213)               --          (2,841)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (90,984)          7,823                --        (370,934)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        129,798         134,570                --        (367,073)
Net assets at beginning of period                              895,831         761,261                --         367,073
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  1,025,629    $    895,831     $          --    $         --
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    11,525          14,657                --           3,281
   Withdrawals                                                 (17,683)        (13,785)               --         (47,597)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (6,158)            872                --         (44,316)
Units outstanding at beginning of period                        67,881          67,009                --          44,316
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              61,723          67,881                --              --
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          DWS Scudder (continued)          T. Rowe Price
                                                          --------------------------------------------------------------

                                                              Small Cap Index VIP                  Equity Income
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $      3,762    $      3,543     $     133,697    $    119,469
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           22,670          22,190           136,146          94,853
   Net realized gain distributions                              25,170          15,194           241,791         368,199
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                47,840          37,384           377,937         463,052
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              40,109         (17,533)          968,619        (286,297)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   91,711          23,394         1,480,253         296,224
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                       45,881          48,361         1,327,138       1,552,209
   Transfers between subaccounts
     (including fixed accounts), net                            (4,737)        (50,999)         (249,237)        (89,251)
   Transfers for contract benefits and
     terminations                                              (33,053)        (13,582)         (438,900)       (356,609)
   Contract maintenance charges                                (37,582)        (40,696)         (721,158)       (725,825)
   Administrative charges                                       (7,610)         (7,243)         (151,574)       (149,719)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (37,101)        (64,159)         (233,731)        230,805
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                         54,610         (40,765)        1,246,522         527,029
Units outstanding at beginning of period                       544,957         585,722         7,952,126       7,425,097
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                        $    599,567    $    544,957     $   9,198,648    $  7,952,126
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                     6,039           5,565            78,261         110,838
   Withdrawals                                                  (8,578)        (10,382)          (90,351)        (97,884)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (2,539)         (4,817)          (12,090)         12,954
Units outstanding at beginning of period                        39,941          44,758           436,783         423,829
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              37,402          39,941           424,693         436,783
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          T. Rowe Price (continued)
                                                          --------------------------------------------------------------

                                                              International Stock                Limited-Term Bond
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     98,617    $    118,825     $      65,009    $     59,685
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          305,587         130,646           (10,690)         (8,024)
   Net realized gain distributions                              29,585          25,831                --              --
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                               335,172         156,477           (10,690)         (8,024)
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                           1,034,449         851,304             9,063         (22,079)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                1,468,238       1,126,606            63,382          29,582
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                    1,293,873       1,497,874           184,854         233,779
   Transfers between subaccounts
     (including fixed accounts), net                          (518,339)       (299,215)         (190,100)          2,645
   Transfers for contract benefits and
     terminations                                             (452,202)       (377,743)          (50,777)        (84,714)
   Contract maintenance charges                               (706,618)       (690,281)         (113,075)       (132,490)
   Administrative charges                                     (151,080)       (148,389)          (24,172)        (26,967)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (534,366)        (17,754)         (193,270)         (7,747)
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        933,872       1,108,852          (129,888)         21,835
Net assets at beginning of period                            8,036,964       6,928,112         1,712,542       1,690,707
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  8,970,836    $  8,036,964     $   1,582,654    $  1,712,542
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                   117,575         163,534            16,536          50,808
   Withdrawals                                                (156,693)       (163,691)          (29,407)        (51,298)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                   (39,118)           (157)          (12,871)           (490)
Units outstanding at beginning of period                       623,483         623,640           114,822         115,312
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             584,365         623,483           101,951         114,822
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          T. Rowe Price (continued)
                                                          --------------------------------------------------------------

                                                               New America Growth           Personal Strategy Balanced
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $        401    $         --     $      17,903    $     13,947
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares           25,137          15,000            17,080          24,857
   Net realized gain distributions                              11,235              --            26,420           7,285
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                                36,372          15,000            43,500          32,142
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                              23,413          25,384            33,922           7,938
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                   60,186          40,384            95,325          54,027
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      101,079         116,265            92,269          86,946
   Transfers between subaccounts
     (including fixed accounts), net                           (10,454)        (12,060)           34,999         122,819
   Transfers for contract benefits and
     terminations                                              (95,424)        (37,503)          (24,958)        (83,382)
   Contract maintenance charges                                (77,510)        (88,921)          (65,507)        (63,731)
   Administrative charges                                      (13,802)        (16,405)          (11,090)        (11,964)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                  (96,111)        (38,624)           25,713          50,688
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        (35,925)          1,760           121,038         104,715
Net assets at beginning of period                              909,235         907,475           783,708         678,993
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $    873,310    $    909,235     $     904,746    $    783,708
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    10,578          15,089             9,128          14,904
   Withdrawals                                                 (18,063)        (18,131)           (7,765)        (11,598)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                    (7,485)         (3,042)            1,363           3,306
Units outstanding at beginning of period                        71,213          74,255            42,429          39,123
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                              63,728          71,213            43,792          42,429
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

                                                          Van Kampen
                                                          --------------------------------------------------------------

                                                          UIF Emerging Markets Equity       UIF Core Plus Fixed Income
                                                          ----------------------------     -----------------------------
                                                              2006            2005             2006             2005
                                                          ------------    ------------     -------------    ------------
Income:
   Dividends                                              $     19,140    $      8,199     $     315,038    $    253,136
Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares          285,023         145,249               860           7,930
   Net realized gain distributions                              58,782              --            41,863          51,908
                                                          ------------    ------------     -------------    ------------
     Net realized gains (losses)                               343,805         145,249            42,723          59,838
                                                          ------------    ------------     -------------    ------------
Change in unrealized appreciation / depreciation
   during the year                                             450,942         472,544           (68,871)        (21,437)
                                                          ------------    ------------     -------------    ------------
Increase (decrease) in net assets from
   operations                                                  813,887         625,992           288,890         291,537
                                                          ------------    ------------     -------------    ------------

Contract transactions:
   Payments received from contract owners                      374,561         391,269         1,322,436       1,520,975
   Transfers between subaccounts
     (including fixed accounts), net                          (313,598)       (239,064)          224,733         252,073
   Transfers for contract benefits and
     terminations                                             (132,982)        (86,151)         (326,654)       (381,571)
   Contract maintenance charges                               (230,769)       (208,749)         (670,852)       (711,875)
   Administrative charges                                      (43,846)        (41,189)         (139,936)       (141,431)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in net assets
   from contract transactions                                 (346,634)       (183,884)          409,727         538,171
                                                          ------------    ------------     -------------    ------------
Total increase (decrease) in net assets                        467,253         442,108           698,617         829,708
Net assets at beginning of period                            2,369,108       1,927,000         7,474,018       6,644,310
                                                          ------------    ------------     -------------    ------------
Net assets at end of period                               $  2,836,361    $  2,369,108     $   8,172,635    $  7,474,018
                                                          ============    ============     =============    ============

ACCUMULATION UNITS:
   Purchases                                                    27,307          37,907           123,286         160,993
   Withdrawals                                                 (44,365)        (49,824)          (96,988)       (125,268)
                                                          ------------    ------------     -------------    ------------
Net increase (decrease) in units outstanding                   (17,058)        (11,917)           26,298          35,725
Units outstanding at beginning of period                       134,291         146,208           485,714         449,989
                                                          ------------    ------------     -------------    ------------
Units outstanding at end of period                             117,233         134,291           512,012         485,714
                                                          ============    ============     =============    ============

The accompanying notes are an integral part of these financial statements

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005

1.    NATURE OF OPERATIONS

      United of Omaha Separate Account B ("Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

      A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.    SUBACCOUNTS

      The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:

      ALGER

      ALGER AMERICAN FUND

      Alger American Growth Portfolio Class O ("American Growth")

      Alger American Small Capitalization Portfolio Class O ("American Small Capitalization")

      FEDERATED

      FEDERATED INSURANCE SERIES

      Federated Prime Money Market Fund II Portfolio ("Prime Money Fund II")

      Federated Fund for U.S. Government Securities II Portfolio ("Fund for U.S. Government Securities II")

      FIDELITY

      FIDELITY VARIABLE INSURANCE PRODUCTS FUND

      Fidelity VIP Equity Income Portfolio Initial Class ("VIP Equity Income")

      Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap") - Commenced May 1, 2003

      FIDELITY VARIABLE INSURANCE PRODUCTS

      Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
      Manager: Growth").

      Fidelity VIP Contrafund Portfolio Initial Class ("VIP Contrafund")

      Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")

      MFS

      MFS VARIABLE INSURANCE TRUST

      MFS Core Equity Series Portfolio Initial Class (formerly known as MFS Capital Opportunities Series Portfolio Initial Class) ("Core Equity Series")

      MFS Emerging Growth Series Portfolio Initial Class ("Emerging Growth Series")

      MFS High Income Series Portfolio Initial Class ("High Income Series")

      MFS Research Series Portfolio Initial Class ("Research Series")

      MFS Strategic Income Series Portfolio Initial Class ("Strategic Income Series")

      PIONEER

      PIONEER VARIABLE CONTRACTS TRUST

      Pioneer Equity Income VCT Portfolio Class II ("Equity Income VCT")

      Pioneer Fund VCT Portfolio Class II ("Fund VCT")

      Pioneer Growth Shares VCT Portfolio Class II ("Growth Shares VCT")

      Pioneer Mid Cap Value VCT Portfolio ("Mid Cap Value VCT")

      Pioneer Real Estate Shares VCT Portfolio Class I ("Real Estate Shares
      VCT")

      Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT") - Commenced May 1, 2003

      DWS SCUDDER

      DWS VARIABLE SERIES I

      DWS Global Opportunities VIP ("Global Opportunities")

      DWS Growth and Income VIP ("Growth and Income")

      DWS International VIP Class A ("International")

      DWS INVESTMENTS VIT FUNDS

      Scudder VIT EAFE(R) Equity Index Fund Portfolio Class A ("VIT EAFE(R) Equity Index Fund") (Liquidated July 25, 2005) DWS Small Cap Index VIP ("Small Cap Index VIP")

      T. ROWE PRICE

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price Equity Income Portfolio ("Equity Income")

      T. Rowe Price New America Growth Portfolio ("New America Growth")

      T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio ("International Stock")

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

      VAN KAMPEN

      VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

      Van Kampen UIF Emerging Markets Equity Portfolio ("UIF Emerging Markets Equity")

      Van Kampen UIF Core Plus Fixed Income Portfolio ("UIF Core Plus Fixed Income")

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION AND RELATED INVESTMENT INCOME - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

      The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

      FEDERAL INCOME TAXES - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

4.    ACCOUNT CHARGES

      CONTRACT MAINTENANCE CHARGES:

      COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life policies is based on the policy year and the insured's rate class as follows:

 ACCUMULATION VALUE            PREFERRED RATE CLASS                  STANDARD RATE CLASS
--------------------    ----------------------------------    ----------------------------------
                        Years 1 - 10    Years 11 and later    Years 1 - 10    Years 11 and later
                        ------------    ------------------    ------------    ------------------
  $45,000 or less          0.70%              0.60%              1.30%              0.94%
Greater than $45,000       0.60%              0.50%              1.20%              0.84%

      The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the policy has been inforce. The cost of insurance charge is assessed through the redemption of units.

      SURRENDER CHARGE - Upon a total surrender, partial withdrawal or if the policy's current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of policyholder, risk and rate class and duration the policy has been inforce.

      TRANSFER FEES - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per policy year. The transfer is deducted from the amount transferred on the date of the transfer.

      ADMINISTRATIVE CHARGES:

      United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value decreasing to .55% of accumulation value (.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life policies, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year. These charges are assessed through the redemption of units.

      TAX EXPENSE CHARGE - For single premium variable life policies, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life policies 3.75% of each policy premium payment is deducted to cover these expenses.

      COST OF RIDERS - Additional insured, accidental death benefit, and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the periods ended December 31, 2006 were as follows:

                                                   PURCHASES         SALES
                                                   ---------      -----------
      ALGER
      American Growth                              $ 229,112      $   415,258
      American Small Capitalization                  104,774          219,530

      FEDERATED
      Prime Money Fund II                            260,912          275,341
      Fund for U.S. Government Securities II         205,534          254,789

      FIDELITY
      VIP Asset Manager: Growth                       79,214          124,667
      VIP Contrafund                                 319,568          402,694
      VIP Equity Income                              241,468          492,482
      VIP Index 500                                  677,061        1,266,684
      VIP Mid Cap                                    134,299          156,798

      MFS
      Core Equity Series                             667,562          752,543
      Emerging Growth Series                         118,326          312,957
      High Income Series                              64,608           59,789
      Research Series                                 66,406          193,607
      Strategic Income Series                        169,980           36,186

      PIONEER
      Equity Income VCT                              186,865           88,444
      Fund VCT                                       112,694          122,137
      Growth Shares VCT                               18,729           18,688
      Mid Cap Value VCT                              566,969          807,935
      Real Estate Shares VCT                         148,206          311,803
      Small Cap Value VCT                             37,670           24,334

      DWS SCUDDER
      Global Opportunities                           117,833          165,576
      Growth and Income                               36,498           52,375
      International                                  123,660          214,645
      Small Cap Index VIP                             53,368           90,469

                                                   PURCHASES         SALES
                                                   ---------      -----------
      T. ROWE PRICE
      Equity Income                                $ 491,228      $   724,960
      International Stock                            503,629        1,037,996
      Limited-Term Bond                              129,939          323,210
      New America Growth                              58,963          155,069
      Personal Strategy Balanced                     124,173           98,460
      VAN KAMPEN
      UIF Emerging Markets Equity                    183,775          530,412
      UIF Core Plus Fixed Income                     911,364          501,638

6.    ADMINISTRATION OF THE SEPARATE ACCOUNT

      During 2004, United entered into an administrative services agreement with Security Benefit Life Insurance Company ("Security Benefit") to perform administrative functions on behalf of United with respect to the policies comprising the Separate Account. Security Benefit has performed and continues to perform the administrative services with respect to the Separate Account.

7.    REINSURANCE ARRANGEMENTS

      Effective December 31, 2003, United agreed to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a policyowner.

8.    FINANCIAL HIGHLIGHTS

      A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the periods ended December 31 follows. Amounts for 2006, 2005, 2004, and 2003 are presented in accordance with the AICPA Statement of Position 03-5, FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: AN AMENDMENT TO THE AUDIT AND ACCOUNTING GUIDE OF INVESTMENT COMPANIES . Amounts related to 2002 have not been restated.

                                                            At December 31            For the periods ended December 31
                                                 ----------------------------------   ---------------------------------
                                                                                      Investment
                                                               Unit                     Income     Expense     Total
                                                   Units      Value     Net Assets      Ratio*     Ratio**   Return***
                                                 ---------   --------   -----------   ----------   -------   ---------
ALGER
American Growth - 2006                             165,907   $  16.78   $ 2,784,580      0.12%      0.00%        5.15%
American Growth - 2005                             177,564      15.96     2,834,274      0.23%      0.00%       12.03%
American Growth - 2004                             180,938      14.25     2,577,927      0.00%      0.00%        5.46%
American Growth - 2003                             227,536      13.51     3,072,899      0.00%      0.00%       35.24%
American Growth - 2002                             365,259       9.99     3,649,646      0.03%      0.00%      -33.00%
American Small Capitalization - 2006                93,716      14.85     1,391,278      0.00%      0.00%       20.02%
American Small Capitalization - 2005               102,262      12.37     1,264,928      0.00%      0.00%       16.88%
American Small Capitalization - 2004               106,496      10.58     1,127,057      0.00%      0.00%       16.55%
American Small Capitalization - 2003               103,488       9.08       939,531      0.00%      0.00%       42.32%
American Small Capitalization - 2002               108,889       6.38       694,499      0.00%      0.00%      -26.24%

FEDERATED
Prime Money Fund II - 2006                         513,362       1.36       697,306      4.72%      0.00%        4.52%
Prime Money Fund II - 2005                         522,654       1.30       679,250      2.68%      0.00%        2.70%
Prime Money Fund II - 2004                         432,524       1.27       547,350      0.79%      0.00%        0.43%
Prime Money Fund II - 2003                         654,196       1.26       821,190      0.71%      0.00%        0.80%
Prime Money Fund II - 2002                       1,076,677       1.25     1,342,311      2.90%      0.00%        1.63%

Fund for U.S. Government Securities II - 2006       39,305      16.25       638,819      3.81%      0.00%        4.14%
Fund for U.S. Government Securities II - 2005       42,308      15.61       660,313      3.88%      0.00%        2.03%
Fund for U.S. Government Securities II - 2004       45,153      15.30       690,712      4.32%      0.00%        3.64%
Fund for U.S. Government Securities II - 2003       77,029      14.76     1,137,247      3.51%      0.00%        2.36%
Fund for U.S. Government Securities II - 2002       70,466      14.42     1,016,313      2.62%      0.00%        8.99%

                                                            At December 31            For the periods ended December 31
                                                 ----------------------------------   ---------------------------------
                                                                                      Investment
                                                               Unit                     Income     Expense     Total
                                                   Units      Value     Net Assets      Ratio*     Ratio**   Return***
                                                 ---------   --------   -----------   ----------   -------   ---------
FIDELITY
VIP Asset Manager: Growth - 2006                    57,230   $  14.11   $   807,552      2.02%      0.00%        6.99%
VIP Asset Manager: Growth - 2005                    60,650      13.19       799,911      2.36%      0.00%        3.89%
VIP Asset Manager: Growth - 2004                    63,711      12.70       808,819      2.20%      0.00%        5.97%
VIP Asset Manager: Growth - 2003                    60,907      11.98       729,577      2.81%      0.00%       23.38%
VIP Asset Manager: Growth - 2002                    57,295       9.71       556,460      2.65%      0.00%      -15.57%

VIP Contrafund - 2006                              146,010      24.28     3,545,805      1.29%      0.00%       11.72%
VIP Contrafund - 2005                              149,508      21.74     3,249,971      0.30%      0.00%       16.94%
VIP Contrafund - 2004                              160,785      18.59     2,988,893      0.34%      0.00%       15.46%
VIP Contrafund - 2003                              161,261      16.10     2,595,998      0.43%      0.00%       28.49%
VIP Contrafund - 2002                              138,892      12.53     1,740,488      0.80%      0.00%       -9.33%

VIP Equity Income - 2006                           120,621      19.81     2,389,237      3.27%      0.00%       20.19%
VIP Equity Income - 2005                           135,349      16.48     2,230,539      1.58%      0.00%        5.87%
VIP Equity Income - 2004                           136,153      15.57     2,119,484      1.57%      0.00%       11.51%
VIP Equity Income - 2003                           142,700      13.96     1,991,736      1.81%      0.00%       30.35%
VIP Equity Income - 2002                           148,163      10.71     1,586,742      1.80%      0.00%      -16.98%

VIP Index 500 - 2006                               731,900      17.47    12,784,911      1.67%      0.00%       15.73%
VIP Index 500 - 2005                               769,374      15.09    11,612,949      1.75%      0.00%        4.82%
VIP Index 500 - 2004                               801,373      14.40    11,539,336      1.26%      0.00%       10.59%
VIP Index 500 - 2003                               729,436      13.02     9,495,579      1.34%      0.00%       28.40%
VIP Index 500 - 2002                               607,729      10.14     6,161,009      1.08%      0.00%      -22.24%

VIP Mid Cap - 2006                                  13,588      23.43       318,307      0.19%      0.00%       12.40%
VIP Mid Cap - 2005                                  14,626      20.84       304,817      0.00%      0.00%       18.02%
VIP Mid Cap - 2004                                  13,191      17.66       232,956      0.00%      0.00%       24.63%
VIP Mid Cap - 2003 (Commenced May 1, 2003)           4,283      14.17        60,672      0.00%      0.00%       40.71%

MFS
Core Equity Series - 2006                          481,072      17.38     8,361,284      0.43%      0.00%       13.80%
Core Equity Series - 2005                          486,261      15.27     7,426,577      0.73%      0.00%        1.69%
Core Equity Series - 2004                          459,596      15.02     6,903,006      0.36%      0.00%       12.42%
Core Equity Series - 2003                          363,721      13.36     4,857,541      0.11%      0.00%       27.48%
Core Equity Series - 2002                          133,323      10.48     1,397,735      0.06%      0.00%      -29.71%

Emerging Growth Series - 2006                      104,698      15.05     1,575,388      0.00%      0.00%        7.89%
Emerging Growth Series - 2005                      118,020      13.95     1,645,938      0.00%      0.00%        9.19%
Emerging Growth Series - 2004                      121,440      12.77     1,551,085      0.00%      0.00%       12.93%
Emerging Growth Series - 2003                      121,275      11.31     1,371,273      0.00%      0.00%       30.30%
Emerging Growth Series - 2002                      113,148       8.68       982,425      0.00%      0.00%      -33.79%

High Income Series - 2006                           39,330      15.72       618,276      7.49%      0.00%       10.37%
High Income Series - 2005                           38,991      14.24       555,351      7.13%      0.00%        2.16%
High Income Series - 2004                           45,941      13.94       640,522      4.64%      0.00%        9.18%
High Income Series - 2003                           46,587      12.77       595,100      4.26%      0.00%       17.91%
High Income Series - 2002                           48,175      10.83       521,692      7.63%      0.00%        2.56%

                                                            At December 31            For the periods ended December 31
                                                 ----------------------------------   ---------------------------------
                                                                                      Investment
                                                               Unit                     Income     Expense     Total
                                                   Units      Value     Net Assets      Ratio*     Ratio**   Return***
                                                 ---------   --------   -----------   ----------   -------   ---------
MFS (CONT'D)
Research Series - 2006                              63,957   $  15.07   $   963,988      0.49%      0.00%       10.48%
Research Series - 2005                              73,063      13.64       996,794      0.48%      0.00%        7.80%
Research Series - 2004                              73,146      12.66       925,725      1.04%      0.00%       15.90%
Research Series - 2003                              69,702      10.92       761,433      0.66%      0.00%       24.66%
Research Series - 2002                              71,553       8.76       626,807      0.26%      0.00%      -24.55%

Strategic Income Series - 2006                      25,865      16.47       425,975      4.17%      0.00%        6.67%
Strategic Income Series - 2005                      17,437      15.44       269,213      6.01%      0.00%        1.89%
Strategic Income Series - 2004                      14,967      15.15       226,797      6.08%      0.00%        7.70%
Strategic Income Series - 2003                      22,547      14.07       317,154      5.09%      0.00%       10.44%
Strategic Income Series - 2002                      25,672      12.74       327,153      4.19%      0.00%        8.33%

PIONEER

Equity Income VCT - 2006                            49,120      16.51       810,949      2.33%      0.00%       22.12%
Equity Income VCT - 2005                            42,579      13.52       575,617      2.15%      0.00%        5.52%
Equity Income VCT - 2004                            35,187      12.81       450,805      2.10%      0.00%       16.05%
Equity Income VCT - 2003                            33,888      11.04       374,165      2.02%      0.00%       22.26%
Equity Income VCT - 2002                            39,531       9.03       356,978      2.02%      0.00%      -16.08%

Fund VCT - 2006                                    110,413      11.61     1,282,119      1.11%      0.00%       16.35%
Fund VCT - 2005                                    111,087       9.98     1,108,643      1.11%      0.00%        5.93%
Fund VCT - 2004                                    112,681       9.42     1,061,546      0.94%      0.00%       10.96%
Fund VCT - 2003                                    105,368       8.49       894,874      0.93%      0.00%       23.40%
Fund VCT - 2002                                     83,616       6.88       575,310      0.89%      0.00%      -19.25%

Growth Shares VCT - 2006                            11,963       7.28        87,148      0.00%      0.00%        9.02%
Growth Shares VCT - 2005                            11,890       6.68        79,450      0.58%      0.00%        3.19%
Growth Shares VCT - 2004                            12,311       6.48        79,725      0.00%      0.00%        6.33%
Growth Shares VCT - 2003                            11,597       6.09        70,605      0.00%      0.00%       24.80%
Growth Shares VCT - 2002                             9,729       4.88        47,482      0.00%      0.00%      -35.11%

Mid Cap Value VCT - 2006                           346,723      25.05     8,683,793      0.98%      0.00%       12.59%
Mid Cap Value VCT - 2005                           357,325      22.24     7,948,515      0.30%      0.00%        7.88%
Mid Cap Value VCT - 2004                           360,701      20.62     7,437,282      0.36%      0.00%       22.15%
Mid Cap Value VCT - 2003                           348,221      16.88     5,879,617      0.34%      0.00%       37.46%
Mid Cap Value VCT - 2002                           262,329      12.28     3,221,881      0.28%      0.00%      -11.21%

Real Estate Shares VCT - 2006                       37,484      35.41     1,327,371      2.58%      0.00%       36.82%
Real Estate Shares VCT - 2005                       42,686      25.88     1,104,756      3.31%      0.00%       15.14%
Real Estate Shares VCT - 2004                       43,516      22.48       978,195      3.77%      0.00%       35.74%
Real Estate Shares VCT - 2003                       45,772      16.56       757,975      4.87%      0.00%       34.74%
Real Estate Shares VCT - 2002                       57,382      12.29       705,214      4.40%      0.00%        2.50%

Small Cap Value VCT - 2006                           5,762      20.81       119,901      0.00%      0.00%       14.14%
Small Cap Value VCT - 2005                           5,098      18.23        92,945      0.00%      0.00%       11.10%
Small Cap Value VCT - 2004                           3,335      16.41        54,723      0.00%      0.00%       19.87%
Small Cap Value VCT - 2003
(Commenced May 1, 2003)                              1,078      13.69        14,754      0.00%      0.00%       36.90%

                                                            At December 31            For the periods ended December 31
                                                 ----------------------------------   ---------------------------------
                                                                                      Investment
                                                               Unit                     Income     Expense     Total
                                                   Units      Value     Net Assets      Ratio*     Ratio**   Return***
                                                 ---------   --------   -----------   ----------   -------   ---------
DWS SCUDDER
Global Opportunities - 2006                         32,275   $  29.06   $   937,903      0.92%      0.00%       21.88%
Global Opportunities - 2005                         34,043      23.84       811,681      0.36%      0.00%       18.06%
Global Opportunities - 2004                         32,599      20.20       658,350      0.00%      0.00%       23.14%
Global Opportunities - 2003                         33,283      16.40       545,935      0.00%      0.00%       48.69%
Global Opportunities - 2002                         29,842      11.03       329,025      0.00%      0.00%      -20.01%

Growth and Income - 2006                            31,451      13.15       413,645      0.58%      0.00%       13.28%
Growth and Income - 2005                            32,747      11.61       380,194      1.00%      0.00%        5.73%
Growth and Income - 2004                            35,483      10.98       389,628      0.52%      0.00%        9.81%
Growth and Income - 2003                            37,224      10.00       372,331      0.83%      0.00%       26.58%
Growth and Income - 2002                            40,691       7.90       321,631      0.69%      0.00%      -23.45%

International - 2006                                61,723      16.62     1,025,629      1.81%      0.00%       25.91%
International - 2005                                67,881      13.20       895,831      1.58%      0.00%       16.17%
International - 2004                                67,009      11.36       761,261      1.27%      0.00%       16.52%
International - 2003                                65,671       9.75       640,220      0.76%      0.00%       27.79%
International - 2002                                73,611       7.63       561,739      1.03%      0.00%      -18.40%

VIT EAFE(R) Equity Index Fund - 2005
(liquidated July 25, 2005)                              --         --            --      4.25%        --           --
VIT EAFE(R) Equity Index Fund - 2004                44,316       8.28       367,073      2.18%      0.00%       19.01%
VIT EAFE(R) Equity Index Fund - 2003                38,690       6.96       269,159      3.58%      0.00%       33.33%
VIT EAFE(R) Equity Index Fund - 2002                64,773       5.22       337,995      0.61%      0.00%      -21.50%

Small Cap Index VIP - 2006                          37,402      16.03       599,567      0.66%      0.00%       17.49%
Small Cap Index VIP - 2005                          39,941      13.64       544,957      0.63%      0.00%        4.26%
Small Cap Index VIP - 2004                          44,758      13.09       585,722      0.42%      0.00%       17.79%
Small Cap Index VIP - 2003                          44,868      11.11       498,619      0.83%      0.00%       46.38%
Small Cap Index VIP - 2002                          43,145       7.59       327,455      0.42%      0.00%      -20.61%

T. ROWE PRICE
Equity Income - 2006                               424,693      21.66     9,198,648      1.56%      0.00%       18.97%
Equity Income - 2005                               436,783      18.21     7,952,126      1.58%      0.00%        3.92%
Equity Income - 2004                               423,829      17.52     7,425,097      1.60%      0.00%       14.95%
Equity Income - 2003                               393,392      15.24     5,997,142      1.78%      0.00%       25.43%
Equity Income - 2002                               282,468      12.15     3,431,203      2.00%      0.00%      -13.09%

International Stock - 2006                         584,365      15.35     8,970,836      1.16%      0.00%       19.09%
International Stock - 2005                         623,483      12.89     8,036,964      1.65%      0.00%       16.03%
International Stock - 2004                         623,640      11.11     6,928,112      1.18%      0.00%       13.82%
International Stock - 2003                         580,569       9.76     5,668,847      1.43%      0.00%       30.48%
International Stock - 2002                         431,375       7.48     3,227,053      1.51%      0.00%      -18.34%

Limited-Term Bond - 2006                           101,951      15.52     1,582,654      3.95%      0.00%        4.08%
Limited-Term Bond - 2005                           114,822      14.91     1,712,542      3.54%      0.00%        1.72%
Limited-Term Bond - 2004                           115,312      14.66     1,690,707      3.27%      0.00%        1.12%
Limited-Term Bond - 2003                           111,435      14.50     1,616,055      3.81%      0.00%        4.24%
Limited-Term Bond - 2002                           136,467      13.91     1,897,918      4.97%      0.00%        5.46%

                                                            At December 31            For the periods ended December 31
                                                 ----------------------------------   ---------------------------------
                                                                                      Investment
                                                               Unit                     Income     Expense     Total
                                                   Units      Value     Net Assets      Ratio*     Ratio**   Return***
                                                 ---------   --------   -----------   ----------   -------   ---------
T. ROWE PRICE (CONT'D)
New America Growth - 2006                           63,728   $  13.70   $   873,310      0.05%      0.00%        7.33%
New America Growth - 2005                           71,213      12.77       909,235      0.00%      0.00%        4.47%
New America Growth - 2004                           74,255      12.22       907,475      0.06%      0.00%       10.90%
New America Growth - 2003                           71,345      11.02       786,331      0.00%      0.00%       35.05%
New America Growth - 2002                           84,636       8.16       690,442      0.00%      0.00%      -28.30%

Personal Strategy Balanced - 2006                   43,792      20.66       904,746      2.12%      0.00%       11.85%
Personal Strategy Balanced - 2005                   42,429      18.47       783,708      1.84%      0.00%        6.43%
Personal Strategy Balanced - 2004                   39,123      17.36       678,993      2.07%      0.00%       12.77%
Personal Strategy Balanced - 2003                   39,550      15.39       608,557      2.19%      0.00%       24.82%
Personal Strategy Balanced - 2002                   48,027      12.33       592,124      2.64%      0.00%       -7.78%

VAN KAMPEN
UIF Emerging Markets Equity - 2006                 117,233      24.19     2,836,361      0.74%      0.00%       37.14%
UIF Emerging Markets Equity - 2005                 134,291      17.64     2,369,108      0.40%      0.00%       33.85%
UIF Emerging Markets Equity - 2004                 146,208      13.18     1,927,000      0.66%      0.00%       23.06%
UIF Emerging Markets Equity - 2003                 144,668      10.71     1,548,722      0.00%      0.00%       49.79%
UIF Emerging Markets Equity - 2002                 114,863       7.15       821,577      0.00%      0.00%       -8.92%

UIF Core Plus Fixed Income - 2006                  512,012      15.96     8,172,635      4.03%      0.00%        3.73%
UIF Core Plus Fixed Income - 2005                  485,714      15.39     7,474,018      3.59%      0.00%        4.21%
UIF Core Plus Fixed Income - 2004                  449,989      14.77     6,644,310      3.82%      0.00%        4.35%
UIF Core Plus Fixed Income - 2003                  382,154      14.15     5,406,550      0.06%      0.00%        4.66%
UIF Core Plus Fixed Income - 2002                  258,531      13.52     3,495,452      7.86%      0.00%        7.30%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values in 2006, 2005, 2004, 2003 and 2002.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period or liquidation date. Prior to June 1, 2004, realized gains and losses on the sales of investments were computed on the basis of the identified cost of the investment sold. Subsequent to June 1, 2004, realized gains and losses on sales of investments are determined based on the average cost of investments sold.

                                    PART C

                                OTHER INFORMATION


Item 27.  Exhibits

(a)  Board of Directors Resolutions.

     Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not Applicable.


(c)  Underwriting Contracts.

     1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)

     2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)

     3)   Commission Schedule for Policies. (4)

(d)  Contracts.

     1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (3)

     2)   Form of Riders to the Policy. (3)

     3)   Optional Paid-Up Life Insurance Rider. (7)

     4)   Systematic Transfer Enrollment Program Endorsement to the Policy. (5)


(e)  Applications.

     Form of Application for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (4)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of United of Omaha Life Insurance Company.
          (2)

     2)   By-Laws of United of Omaha Life Insurance Company. (9)

(g) Reinsurance Contracts. Coinsurance Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (13)


(h)  Participation Agreements.

     1.   a)   Participation Agreement among The Alger American Fund, Fred Alger
               Management, Inc. and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (11)

          e) Rule 22c-2 Agreement between Fred Alger & Company, Incorporated and United of Omaha Life Insurance Company. (14)

      2.  a)   Fund Participation Agreement among United of Omaha Life
               Insurance Company, Insurance Management Series, and Federated
               Securities Corp. (2)

          b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          f) Shareholder Information Agreement between Federated Securities Corp. and United of Omaha Life Insurance Company. (14)

      3.  a)   Participation Agreement among Variable Insurance Products Fund
               II, Fidelity Distributors Corporation and United of Omaha Life
               Insurance Company. (2)

          b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          f) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          h) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          i) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          j) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          k) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          l) Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (14)

      4.  a)   Amended and Restated Participation Agreement among MFS
               Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (10)

          b) Amendment No. 1 to the Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (11)

          c) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and United of Omaha Life Insurance Company.
               (14)

      5.  a)   Participation Agreement among Pioneer Variable Contracts
               Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life
               Insurance Company. (9)

          b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

      6.  a)   Participation Agreement by and between Scudder Variable Life
               Insurance Fund and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (9)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I.). (11)

          d) Rule 22c-2 Letter Agreement between DWS Scudder Distributors, Inc. and United of Omaha Life Insurance Company. (14)

      7.  a)   Participation Agreement among United of Omaha Life Insurance
               Company, Companion Life Insurance Company, DWS Variable Series
               II, DWS Scudder Distributors, Inc. and Deutsche Investment
               Management Americas Inc.

      8.  a)   Participation Agreement among T. Rowe Price International
               Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income
               Series, T. Rowe Price Investment Services, Inc. and United of
               Omaha Life Insurance Company. (2)

          b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          e) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          f) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          g) T. Rowe Price Funds Rule 22c-2 Shareholder Information Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and United of Omaha Life Insurance
               Company. (14)

      9.  a)   Participation Agreement among Morgan, Stanley Universal Funds,
               Inc., Morgan Stanley Asset Management, Inc., Miller Anderson &
               Sherrerd LLP, and United of Omaha Life. (6)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          d) The Universal Institutional Funds, Inc. Shareholder Information Agreement between Morgan Stanley Distribution, Inc. and United of Omaha Life Insurance Company. (14)

      10. a)   Participation Agreement among BT Insurance Funds Trust,
               Bankers Trust Company and United of Omaha Life Insurance Company.
               (8)

          b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (10)

(i) Administrative Contracts. Administrative Services Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (13)

(j)  Other Material Contracts. Not Applicable.

(k)  Legal Opinion.

     1)   Opinion and Consent of Thomas J. McCusker.

(l)  Actuarial Opinion. Not applicable.

(m)  Calculations. Not applicable.

(n)  Other Opinions.

     1)   Consent of Independent Auditors.

     2)   Consent of Independent Registered Public Accounting Firm.

(o)  Omitted Financial Statements. Not Applicable.

(p)  Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (4)

(r)   Powers of Attorney. (12)



(1) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 24, 1997 (File No. 333-89848).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-18881).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-89848).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 26, 2000 (File No. 333-89848).

(9) Incorporated herein by reference to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

(11) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).

(12) Incorporated herein by reference to the Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 28, 2006 (File No. 33-89848) and by reference to the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 27, 2007 (File No. 33-89848).

(13) Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2005 (File No. 033-89848).

(14) Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 27, 2007 (File No. 033-89848).

Item 28.   Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITION AND OFFICES WITH DEPOSITOR

Samuel L. Foggie, Sr. .................  Director
W. Gary Gates..........................  Director
Carol B. Hallett.......................  Director
Jeffrey M. Heller......................  Director
Hugh W. Hunt...........................  Director
James G. McFarlane.....................  Director
Richard W. Mies........................  Director
Daniel P. Neary........................  Chairman of the Board, CEO and Director
Anthony J. Principi....................  Director
David A. Diamond.......................  Executive Vice President and Chief
                                         Financial Officer

NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITION AND OFFICES WITH DEPOSITOR

James L. Hanson........................  Executive Vice President (Information
                                         Services)
Michael E. Huss........................  Senior Vice President and Corporate
                                         Secretary
Daniel P. Martin.......................  Executive Vice President (Group Benefit
                                         Services)
Thomas J. McCusker.....................  Executive Vice President and General
                                         Counsel
Madeline R. Rucker.....................  Executive Vice President (Customer
                                         Service)
Stacy A. Scholtz.......................  Executive Vice President (Corporate
                                         Services)
Tommie D. Thompson.....................  Executive Vice President, Treasurer and
                                         Comptroller
Michael C. Weekly......................  Executive Vice President (Individual
                                         Financial Services)
Richard A. Witt .......................  Executive Vice President and Chief
                                         Investment Officer

--------------------------------------------------------------------------------

*The principal business address for each officer and director is Mutual of Omaha
 Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

          All subsidiaries are wholly owned and controlled.

----------------------------------------------------------------------------------------------------------------------
                                                                               PERCENT OF VOTING
              NAME                                JURISDICTION                 SECURITIES OWNED
-----------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Insurance Company                   Nebraska       Self Owned and Controlled
-----------------------------------------------------------------------------------------------------------------------
East Campus Realty, LLC                             Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
East Campus Development, LLC                        Delaware       100% Subsidiary of East Campus Realty, LLC
-----------------------------------------------------------------------------------------------------------------------
Exclusive Healthcare, Inc.                          Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
KFS Corporation                                     Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
KFS IA, Inc.                                        Nebraska       100% Subsidiary of KFS Corporation
-----------------------------------------------------------------------------------------------------------------------
KFS BD, Inc.                                        Nebraska       100% Subsidiary of KFS Corporation
-----------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Holdings, Inc.                      Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
Holdings Rowco, Inc.                                Nebraska       100% Subsidiary of Mutual of Omaha Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Investor Services, Inc.             Nebraska       100% Subsidiary of Mutual of Omaha Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mutual of Omaha Marketing Corporation               Nebraska       100% Subsidiary of Mutual of Omaha Holdings, Inc
-----------------------------------------------------------------------------------------------------------------------
Omaha Insurance Company                             Nebraska       100% Subsidiary of Mutual of Omaha Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mutual of Omaha LoanPro, L.L.C.                     Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
Omaha Financial Holdings, Inc.                      Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
Omaha Information Services Company                  Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
The Omaha Indemnity Company                         Wisconsin      100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
United of Omaha Life Insurance Company              Nebraska       100% Subsidiary of Mutual of Omaha Insurance Company
-----------------------------------------------------------------------------------------------------------------------
Companion Life Insurance Company                    New York       100% Subsidiary of United of Omaha Life Insurance
                                                                   Company
-----------------------------------------------------------------------------------------------------------------------
Fulcrum Growth Partners, L.L.C.                     Delaware       100% Subsidiary of United of Omaha Life Insurance
                                                                   Company
-----------------------------------------------------------------------------------------------------------------------
Fulcrum Growth Partners III, L.L.C.                 Delaware       100% Subsidiary of United of Omaha Life Insurance
                                                                   Company
-----------------------------------------------------------------------------------------------------------------------
Omaha Life Insurance Company                        Nebraska       100% Subsidiary of United of Omaha Life Insurance
                                                                   Company
-----------------------------------------------------------------------------------------------------------------------
United World Life Insurance Company                 Nebraska       100% Subsidiary of United of Omaha Life Insurance
                                                                   Company
-----------------------------------------------------------------------------------------------------------------------

Item 30.  Indemnification

                    The Nebraska Business Corporation Act provides for
               permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                    With respect to indemnification, Article XI of United's
               Articles of Incorporation provides as follows:

                    An outside director of the Company shall not be personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                    For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                    If the Nebraska Business Corporation Act is amended after
               approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                    Any repeal or modification of the foregoing ARTICLE XI by
               the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                    With respect to indemnification, Article XII of United's
               Articles of Incorporation provides as follows:

                    To the fullest extent permitted by law, the Corporation
               shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                    To the fullest extent permitted by law, before final
               disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

                    Insofar as indemnification for liability arising under the
               Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

(a) Other Activity. In addition to United of Omaha Separate Account B, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

(b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

     NAME AND PRINCIPAL   POSITIONS AND OFFICES
     BUSINESS ADDRESS*    WITH MUTUAL OF OMAHA INVESTOR SERVICES, INC.
     Richard A. Witt      Director
     William J. Bluvas    President and Treasurer
     Michael E. Huss      Vice President and Secretary
     Michael A. Larkin    Vice President and Chief Securities Compliance Officer
     Amy J. Owens         Vice President, Assistant Secretary and Assistant
                          Treasurer

     *Principal business address is Mutual of Omaha Plaza, Omaha,
     Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                    (1)                              (2)                      (3)                    (4)                  (5)
                  NAME OF                 NET UNDERWRITING DISCOUNTS     COMPENSATION ON     BROKERAGE COMMISSIONS        OTHER
           PRINCIPAL UNDERWRITER                AND COMMISSIONS            REDEMPTION                                 COMPENSATION
    Mutual of Omaha Investor Services, Inc.           0                       None                 332,366                N/A

Item 32.  Location of Accounts and Records

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33.  Management Services

          All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

          United of Omaha Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by United of Omaha Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Life Insurance Company and United of Omaha Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have duly caused this Post-Effective Amendment Number 15 to the Registration Statement on Form N-6 to be signed on their behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska, on the 27th day of April, 2007.

                                        UNITED OF OMAHA SEPARATE ACCOUNT B
                                        (REGISTRANT)


                                        UNITED OF OMAHA LIFE INSURANCE COMPANY
                                        (DEPOSITOR)

                                        By /s/ Thomas J. McCusker
                                           -------------------------------------
                                           THOMAS J. MCCUSKER
                                           Executive Vice President and
                                           General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                         TITLE                      DATE

/s/ *                             Chairman and Chief Executive Officer   4/27/07
                                  (Principal Executive Officer)
-------------------------------
          DANIEL P. NEARY

/s/ *                             Chief Financial Officer                4/27/07
                                  (Principal Financial Officer)
-------------------------------
         DAVID A. DIAMOND

/s/ *                             Treasurer and Comptroller              4/27/07
                                  (Principal Accounting Officer)
-------------------------------
        TOMMIE D. THOMPSON

/s/ *                             Director                               4/27/07
-------------------------------
       SAMUEL L. FOGGIE, SR.

/s/ *                             Director                               4/27/07
-------------------------------
           W. GARY GATES

/s/ *                             Director                               4/27/07
-------------------------------
         CAROL B. HALLETT

/s/ *                             Director                               4/27/07
-------------------------------
         JEFFREY M. HELLER

/s/ *                             Director                               4/27/07
-------------------------------
           HUGH W. HUNT

/s/ *                             Director                               4/27/07
-------------------------------
        JAMES G. MCFARLANE

/s/ *                             Director                               4/27/07
-------------------------------
          RICHARD W. MIES

/s/ *                             Director                               4/27/07
-------------------------------
          DANIEL P. NEARY

/s/ *                             Director                               4/27/07
-------------------------------
        ANTHONY J. PRINCIPI

By:    /s/ Thomas J. McCusker                                            4/27/07
       ------------------------
       Attorney-in-Fact

Pursuant to Power of Attorney
*Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 2001, January 1, 2002, June 1, 2003, April 1, 2004, January 1, 2005, May 18, 2005, March 15, 2006, and March 9, 2007 filed as exhibits incorporated by reference in this Post-Effective Amendment No. 15 to the Registration Statement.